UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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Checkpoint Systems, Inc.

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CHECKPOINT SYSTEMS, INC.
PROXY STATEMENT

2008 NOTICE OF ANNUAL MEETING

NOTICE OF 2008
ANNUAL SHAREHOLDERS’ MEETING
and
PROXY STATEMENT

CHECKPOINT SYSTEMS, INC.
101 Wolf Drive
Thorofare, NJ 08086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Checkpoint Systems, Inc. (the “Company”) will be held on Thursday, June 5, 2008 at 9:00 a.m. at The Ritz Carlton Philadelphia, Ten Avenue of the Arts, Philadelphia, Pennsylvania, for the following purposes:

1. To elect three Class II directors for a three-year term;

2. The ratification of the appointment of PricewaterhouseCoopers (“PWC”) as the independent registered public accounting firm of the Company for the fiscal year ending December 28, 2008; and

3. To transact such other business as may properly come before the Meeting.

A complete list of shareholders will be available at the Company’s corporate offices noted above, prior to the meeting. Holders owning Company shares at the close of business on April 17, 2008 are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournments that may take place.

You are cordially invited to attend the Meeting in person. If you are unable to attend in person, the Board of Directors urges you to sign, date, and return the enclosed proxy card promptly.

This Proxy Statement, the enclosed proxy card, and Checkpoint’s 2007 Annual Report are being mailed to shareholders on or about April 28, 2008.

By Order of the Board of Directors

John R. Van Zile
Senior Vice President, General Counsel
and Corporate Secretary
April 28, 2008

1.	Q:	WHEN AND WHERE IS THE 2008 ANNUAL MEETING OF SHAREHOLDERS BEING HELD?
	A:	The Annual Meeting of Shareholders of the Company (“Annual Meeting”) will be held on Thursday, June 5, 2008 at 9:00 a.m. at The Ritz Carlton, Philadelphia, Ten Avenue of the Arts, Philadelphia, Pennsylvania.
2.	Q:	ON WHAT AM I VOTING?
	A:	You are being asked to vote on:
1. The election of three Class II directors (Harald Einsmann, Jack W. Partridge and Robert P. van der Merwe);
2. The ratification of the appointment of PricewaterhouseCoopers (“PWC”) as the independent registered public accounting firm of the Company for the fiscal year ending December 28, 2008; and
2. Any other business properly raised at the Annual Meeting.
3.	Q:	WHO IS ENTITLED TO VOTE?
	A:	Shareholders as of the close of business on April 17, 2008 (the “Record Date”) are entitled to vote at the Annual Meeting.
4.	Q:	WHO CAN ATTEND THE ANNUAL MEETING?
	A:	Any shareholder may attend.
5.	Q:	HOW DO I VOTE?
	A:	You May Vote By Mail.
You do this by signing each proxy card you receive and returning your proxy card(s) in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors.
You May Vote in Person at the Meeting.
Ballots will be passed out at the Annual Meeting to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker, and bring it with you to the Annual Meeting, in order to vote at the Annual Meeting.
You May Vote by Telephone.
Shareholders may vote by telephone. To do this, follow the instructions entitled “Vote by Telephone” that came with this Proxy Statement. The telephone voting procedure is designed to verify shareholders through the use of a Control Number that is provided on each proxy card. If you vote by telephone, you do not have to mail in your proxy card.
You May Vote on the Internet.
Shareholders may vote on the Internet. To do this, follow the instructions entitled “Vote by Internet” that came with your proxy statement. If you vote by Internet, you do not have to mail in your proxy card.
6.	Q:	CAN I CHANGE MY VOTE?
	A:	You can revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. To do this:
• File a written notice of revocation with the Secretary of the Company;
• Deliver to the Company a duly executed proxy bearing a later date;
• Vote by telephone or on the Internet at a later date (Your latest telephone or Internet proxy will be counted and all earlier votes will be disregarded); or

•   Vote in person at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker and bring it with you in order to vote at the Annual Meeting. However, once the voting on a particular matter is completed at the Annual Meeting, you will not be able to revoke your proxy or change your vote as to any matters on which voting has been completed.

7.	Q:	WHAT CONSTITUTES A QUORUM?
	A:	The Company’s By-Laws provide that the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matters, and, unless otherwise provided by law or in the Articles of Incorporation or in these By-Laws, the acts, at a duly organized meeting, of the shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present are entitled to cast, shall be the acts of the shareholders. In the election for Directors, the candidates receiving the highest number of votes up to the number of Directors to be elected shall be elected. The shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present may, except as otherwise provided by law, adjourn the meeting to such time and place as they may determine, but in the case of any meeting called for the election of Directors, those shareholders who attend the second of such adjourned meetings, although less than a quorum as fixed in this Section or in the Articles of Incorporation, shall nevertheless constitute a quorum for the purpose of electing Directors.
As of the Record Date April 17, 2008, 39,647,679 shares of Common Stock were issued and outstanding. Every shareholder of Common Stock is entitled to one vote for each share held. Shareholders do not have the right to cumulate their votes in the election of directors. There is no other class of voting securities outstanding.
There must be a quorum for the meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted as present for quorum purposes. A WITHHELD vote is the same as an abstention. Similarly, if a broker fails to vote shares with respect to which it has discretionary authority (“broker non-votes”), the shares will still be counted as present for quorum purposes.
8.	Q:	HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?
	A:	Assuming the presence of a quorum, the affirmative vote of a majority of the votes shareholders are entitled to cast is required to approve any proposal. In the election for Directors, the candidates receiving the highest number of votes up to the number of Directors to be elected shall be elected. For voting purposes, only shares voted FOR the adoption of any proposal or FOR the election of a director will be counted as voting in favor, when determining whether a proposal is approved or a director is elected. As a consequence, abstentions, broker non-votes and WITHHELD votes will all have the same effect as a vote against the adoption of a proposal or the election of a director.
Shares represented by a properly delivered proxy will be voted in accordance with the instructions marked thereon. Properly delivered proxies that do not specify how the shares are to be voted will be voted “FOR” the election, as directors, of the Board of Directors’ nominees. Properly delivered proxies will be voted “FOR” or “AGAINST” any other matter that properly comes before the Annual Meeting or any adjournment thereof, at the discretion of the persons named as proxy holders.
9.	Q:	WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?
	A:	If you do not vote your proxy, your brokerage firm may either:
• Vote your shares on routine matters, or
• Leave your shares unvoted.
When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the Annual Meeting. A brokerage firm cannot vote customers’ shares on non-routine matters.
You may have granted your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending upon the terms of the agreement you have with your stockbroker.
10.	Q:	WHAT IF I RECEIVE MORE THAN ONE PROXY CARD?
	A:	This means that you have various accounts that are registered differently with the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all your shares are voted.

11.	Q:	WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING DUE?
	A:	If the date of the 2009 Annual Meeting of Shareholders is advanced or delayed more than 30 days from June 5, 2009, shareholder proposals intended to be included in the proxy statement for the 2009 annual meeting must be received by the Company within a reasonable time before the Company begins to print and mail its proxy materials for the 2009 annual meeting. Upon any determination that the date of the 2009 annual meeting will be advanced or delayed by more than 30 days from the date of the 2008 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q. In order for Shareholder proposals to be considered for inclusion in the Company’s proxy materials for the 2009 Annual Meeting of Shareholders, proposals must be submitted in writing and received by the Company no later than December 26, 2008.
12.	Q:	WHO ARE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS?
	A:	PricewaterhouseCoopers, LLP was the Company’s independent registered public accountants for the fiscal year 2007. A representative of PricewaterhouseCoopers, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he/she desires to do so. The representative is also expected to be available to respond to appropriate questions from shareholders.

GENERAL

These proxy materials are being furnished by Checkpoint in connection with the solicitation of proxies by the Board of Directors of Checkpoint for use at the 2008 Annual Meeting of Shareholders and any adjournments thereof.

The Board of Directors approved the following proposals for shareholder approval at a meeting held on February 19, 2008:

Proposal 1.)	Election of three Class II Directors to hold office until the 2011 Annual Meeting of Shareholders. The Board has nominated Harald Einsmann, Jack W. Partridge and Robert P. van der Merwe as the Class II Directors.

Proposal 2.)	The ratification of the appointment of PricewaterhouseCoopers (“PWC”) as the independent registered public accounting firm of the Company for the fiscal year ending December 28, 2008.

SUMMARY OF PROPOSALS TO BE VOTED ON

1.	ELECTION OF DIRECTORS

The Company’s Board of Directors, upon the recommendation of its Governance and Nominating Committee, has nominated Harald Einsmann, Jack W. Partridge and Robert P. van der Merwe for election as Class II directors of the Company, each for a term of three years that will expire in 2011. Each of Messrs. Einsmann, Partridge and van der Merwe currently serves as a director of the Company and is up for re-election this year and each has consented to serve their respective terms.

UNLESS YOU GIVE CONTRARY INSTRUCTIONS, THE SHARES REPRESENTED BY YOUR RETURNED EXECUTED PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES.

THE BOARD RECOMMENDS A VOTE “FOR” THESE NOMINEES.

PROPOSALS TO BE VOTED ON

PROPOSAL 1. ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect three Class II directors to hold office until the 2011 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. The Company’s Board of Directors is divided into three classes serving staggered three-year terms, the term of one class of directors expiring in each year. On February 19, 2008, the Board of Directors, upon the recommendation of its Governance and Nominating Committee nominated Harald Einsmann, Jack W. Partridge and Robert P. van der Merwe to stand for re-election as Class II directors of the Company. The term of the Company’s current Class II directors, Harald Einsmann, Jack W. Partridge and Robert P. van der Merwe will expire at the Annual Meeting. The terms of the Company’s three Class I and three Class III directors will expire at the Annual Meetings of Shareholders to be held in 2010 and 2009, respectively. David W. Clark, Jr. is retiring from the Board effective at the Annual Meeting. The Company’s By-laws provide that the Board of Directors consist of no less than three and no more than eleven directors, with the specific number within that range to be set by the Board. Each of the nominees have indicated their willingness to serve as directors. If a nominee, at the time of his or her election, is unable or unwilling to serve, and as a result a substitute nominee is designated, the persons named in the enclosed proxy or their substitutes will have discretionary authority to vote or to refrain from voting for the substitute nominee in accordance with their reasonable business judgment. The nominees for election as the Class II directors and the directors whose terms of office will continue after the Annual Meeting, together with certain information about them, are as follows:

Nominees for Class II Directors Serving Until 2011

Harald Einsmann, Ph.D.
Director Since 2005
Age 74

Dr. Einsmann formerly served as an Operating Partner and a member of the Board of Directors/Investment Committee of EQT, a leading European Private Equity Group sponsored by the Wallenberg group of Scandinavia (which includes, among others, Erickson Telephones, ABB Engineering, Astra Zeneca and Gambro Pharmaceuticals, SEB Bank and Scania Trucks). In addition, Dr. Einsmann serves on the Boards of Tesco PLC, in the United Kingdom, Carlson Group in the United States, (which includes, among others, Radisson Hotels, Radisson Seven Seas Cruise Ships, Thank God Its Friday Restaurants), Harman International Industries, Inc., and Rezidor Hotel Group in Scandinavia. Prior to his tenure at EQT, Dr. Einsmann held senior management positions, as well as a seat on the Worldwide Board at Procter and Gamble.

Dr. Einsmann is a graduate of the Hamburg and Heidelberg Universities in Germany where he received an MBA and a doctorate in Business Administration, Economics and Law. He was also a Fulbright scholar at the University of Florida, Gainesville, earning a Ph.D., with a thesis about the impact of the European Union on several U.S. industries.

Jack W. Partridge
Director Since 2002
Age 62

Mr. Partridge is President of Partridge & Associates, Inc., a consulting firm providing strategic planning and other services to retailers and companies serving the retail industry. Prior thereto, he served for two years as Vice Chairman of the Board and Chief Administrative Officer of the Grand Union Company, a food retailer. Prior to joining Grand Union in 1998, Mr. Partridge was Group Vice President of the Kroger Company, where he served for 23 years in several executive positions. He has been actively involved in a number of industry organizations in both the food retailing and chain drug industries. Mr. Partridge is a member of the Board of Directors of SPAR Group, Inc. He has also provided leadership for a broad range of civic, cultural, and community organizations.

Robert P. van der Merwe
Director Since 2007
Age 55

Mr. van der Merwe has been President and Chief Executive Officer since December 2007 and a member of Checkpoint’s Board of Directors since October 25, 2007. Mr. van der Merwe served as President and Chief Executive Officer of Paxar Corporation, a global leader in providing innovative merchandising systems to retailers and apparel customers from April 2005 until June 2007 and was Chairman of the Board of Paxar from January 2007 until June 2007. Prior to joining Paxar, Mr. van der Merwe held numerous executive positions with Kimberly-Clark Corporation from 1980 to 1987 and from 1994 to 2005, including the positions of Group President of Kimberly-Clark’s multi-billion dollar global consumer tissue business and Group President of Europe, Middle East and Africa. Earlier in his career, Mr. van der Merwe held managerial positions in South Africa at Xerox Corporation and Colgate Palmolive.

Class I Directors Serving Until 2010

William S. Antle, III
Director Since 2003
Age 63

Mr. Antle previously served as the Chairman, President and Chief Executive Officer of Oak Industries, Inc., a manufacturer of leading-edge communications components, from 1989 until its merger with Corning Incorporated in 2000. Prior to his tenure there, he held senior management positions with Bain and Company, Inc., an international strategy-consulting firm. He is a graduate of the United States Naval Academy in Annapolis, Maryland, and holds an MBA from the Harvard Graduate School of Business. Currently, Mr. Antle sits on the Board of John H. Harland.

R. Keith Elliott
Director Since 2000
Age 66

Mr. Elliott was appointed Lead Director in August 2002. Mr. Elliott served as Chairman of the Board from May 2002 to August 2002. Mr. Elliott is the retired Chairman and Chief Executive Officer of Hercules, Inc. From 1991 to April 2000, he served Hercules, Inc. as Senior Vice President and Chief Financial Officer; Executive Vice President and Chief Financial Officer; President and Chief Operating Officer; President and Chief Executive Officer; Chairman and Chief Executive Officer; and Chairman of the Board of Directors. Mr. Elliott is a member of the Board of Directors of QSGI, Inc., Wilmington Trust Company, and the Institute for Defense Analyses.

George W. Off
Director Since 2002
Age 61

Mr. Off has been Chairman of the Board since August 2002. Mr. Off was President and Chief Executive Officer of Checkpoint Systems, Inc. from August 2002 to December 2007. He served as Interim Chief Executive Officer of Checkpoint from June 2002 to August 2002. Mr. Off is a founder and former Chairman and Chief Executive Officer of Catalina Marketing Corporation and a 40-year veteran in the retail marketing industry. During his career, Mr. Off also held executive positions at Lucky Stores, Inc. and Safeway Stores. He is a member of the Food Merchandisers’ Education Council and also a member of the Board of Directors of Telephone and Data Systems, Inc., and Eckerd College.

Class III Directors Serving Until 2009

George Babich, Jr.
Director Since 2006
Age 56

Mr. Babich was President of Pep Boys — Manny Moe & Jack from 2004 until 2005; from 2002 until 2004 Mr. Babich was President and Chief Financial Officer of Pep Boys. Mr. Babich served as an Officer of Pep Boys since 1996. Previously, Mr. Babich was a Financial Executive for Morgan, Lewis & Bockius, The Franklin Mint, Pepsico Inc. and Ford Motor Company. Mr. Babich is a member of the Board of Teleflex Inc. and serves on their Audit Committee.

Alan R. Hirsig
Director Since 1998
Age 68

Mr. Hirsig is currently a business consultant. Mr. Hirsig was Chief Executive Officer of ARCO Chemical Company. He had been President and Chief Executive Officer of ARCO Chemical Company from 1991 until his retirement in July 1998. He is also a member of the Boards of various non-profit charitable organizations.

Sally Pearson
Director Since 2002
Age 58

Ms. Pearson was Vice President and General Manager of Merchandise and Retail for the Metropolitan Museum of Art in New York from April 2000 until September 2007. Ms. Pearson previously was President of Liz Claiborne Specialty Stores from 1996 until 1998, served as Executive Vice President of Merchandising at a division of Limited, Inc. from 1995 until 1996, and Senior Vice President and General Merchandise Manager of Women’s Apparel at Saks Fifth Avenue from 1993 until 1995. She also held various management positions with Federated Department Stores over a 24 year period.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES

UNLESS YOU GIVE CONTRARY INSTRUCTIONS, THE SHARES REPRESENTED BY YOUR RETURNED EXECUTED PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES.

2. THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 28, 2008.

The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP to act as the Company’s independent registered public accounting firm and to audit the consolidated financial statements of the Company for the fiscal year ending December 28, 2008. This appointment will continue at the pleasure of the Audit Committee and is presented to the stockholders for ratification as a matter of good governance.

PricewaterhouseCoopers LLP has served as the Company’s independent registered accounting firm since, August 1988 and one or more of the representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSE COOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the 2008 fiscal year requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

The Board knows of no other business for consideration at the meeting. If any matters not specifically set forth on the proxy card and in this Proxy Statement properly come before the Annual Meeting, the persons named in the enclosed proxy will vote or otherwise act, on your behalf, in accordance with their reasonable business judgment on such matters.

CORPORATE GOVERNANCE

Director Nomination Procedures

Criteria for Board Nomination. The Governance and Nominating Committee considers the appropriate balance of experience, skills, and characteristics required of the Board of Directors and will ensure that at least a majority of the directors are independent under the rules of the New York Stock Exchange, that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the New York Stock Exchange, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, and willingness to devote adequate time to Board duties. A more detailed description of the qualifications for directors is contained in the Company’s Corporate Governance Guidelines, a copy of which is available on the Company’s website at www.checkpointsystems.com.

Board Nomination Process. The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board. The Governance and Nominating Committee generally considers re-nomination of incumbent directors, provided they continue to meet the qualification criteria adopted by the Board of Directors. New director candidates are evaluated by the Governance and Nominating Committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Qualified nominees are interviewed by at least one member of the Governance and Nominating Committee and the Chairman of the Board. The Governance and Nominating Committee evaluates which of the prospective candidates are qualified to serve as a director and whether the Governance and Nominating Committee should recommend to the Board that the Board nominate, or elect to fill a vacancy with these final prospective candidates. Candidates recommended by the Governance and Nominating Committee are presented to the Board for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

Shareholder Recommendations. The Governance and Nominating Committee uses a similar process to evaluate candidates recommended by shareholders. To date, the Company has not received any shareholder’s proposal to nominate a director.

To recommend a prospective nominee for the Governance and Nominating Committee’s consideration, please submit the candidate’s name and qualifications to the Chairman of the Governance and Nominating Committee, Checkpoint Systems, Inc. 101 Wolf Drive, Thorofare, New Jersey 08086. Submissions must contain: (a) the proposed nominee’s name and qualifications (including five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements, and board memberships (if any)) and the reason for such recommendation, (b) the name and the record address of the shareholder or shareholders proposing such nominee, (c) the number of shares of stock of the Company which are beneficially owned by such shareholder or shareholders, and (d) a description of any financial or other relationship between the shareholder or shareholders and such nominee or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by the shareholders. Recommendations received by December 26, 2008, will be considered for nomination at the 2009 Annual Meeting of Shareholders. However, if the date of the 2009 Annual Meeting of Shareholders has been changed by more than 30 days from the date of the 2008 annual meeting, the recommendation must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2009 annual meeting.

Board of Directors and Committees

Board Composition. With the exception of Robert P. van der Merwe, who serves as an officer of the Company and George W. Off, who formerly served as an officer of the Company, all other directors have been determined to be independent by the Board of Directors, in accordance with the listing standards of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and the regulations of the Securities and Exchange Commission. The Board of Directors has made an affirmative determination that each of William S. Antle, III, George Babich, Jr., Harald Einsmann, R. Keith Elliott, Alan R. Hirsig, Jack W. Partridge, and Sally Pearson (each, an “Independent Director” and together, the “Independent Directors”) has no material relationship with the Company. These conclusions were based on a separate review with the Governance and Nominating Committee of each Independent Director’s background for any possible affiliations with or any compensation received (other than compensation for service on the Company’s Board of Directors or committees thereof) from the Company and/or its subsidiaries. Following these reviews, the Board of Directors determined that all of the Independent Directors were “independent” for purposes of the New York Stock Exchange listing standards and the categorical standards for independence set forth below. During the past three years, no Independent Director (or any member of an Independent Director’s immediate family) has:

•	been employed by the Company;
•	received more than $100,000 in direct compensation from the Company in any 12-month period (other than for director and committee fees and pension or other forms of deferred compensation for prior service);
•	been affiliated with or employed by an auditor of the Company or the Company’s internal audit staff;
•	been employed by any company whose compensation committee includes an officer of the Company; or
•	been employed by a company that has made payments to, or received payments from, the Company in an amount that exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

Board Meetings. The Board held six regular meetings and two telephonic meetings in 2007. The cumulative average attendance of all directors at Board and Committee meetings was 92%. Mr. Einsmann did not attend four out of eight Board Meetings and four out of 11 Committee meetings. The cumulative average attendance of all directors at Committee meetings was greater than 94%. All of the Company’s directors, except for Mr. Einsmann attended the 2007 Annual Meeting of Shareholders.

Non-employee directors regularly meet in executive sessions without the presence of management. R. Keith Elliott, as Lead Director, presides over such executive sessions. Non-employee directors include all independent directors as well as any other directors who are not officers of the Company, whether or not “independent” by virtue of a material relationship with the Company or otherwise.

During 2007 the Board and each of the Board Committees evaluated their own performance through self assessments.

Interested parties may communicate directly with the Lead Director or with the non-employee directors as a group by writing to the Lead Director, Checkpoint Systems, Inc., 101 Wolf Drive, Thorofare, New Jersey 08086.

Board Committees. It is the intent of the Board that Committee members and Committee Chairs will be rotated on a regular basis in accordance with a pre-determined rotation schedule. The assignment of Committee members and Committee Chairs shall be recommended by the Governance and Nominating Committee and approved by the Board. Although rotation is preferred there is no specific restriction on assignments outside of the rotation based on Committee requirements. The following table sets forth the Committees of the Board, the composition thereof and the number of meetings of each Committee held in 2007:

	Members of the	Number of
Name of Committee	Committee	Meetings in 2007

Audit Committee	William S. Antle, III	16
	George Babich, Jr.
	R. Keith Elliott
	Jack W. Partridge*
	Sally Pearson
Compensation Committee	William S. Antle, III	6
	Harald Einsmann
	R. Keith Elliott*
	Alan R. Hirsig
	Sally Pearson
Governance and Nominating Committee	George Babich, Jr.	5
	Harald Einsmann
	Alan R. Hirsig*
	Jack W. Partridge
Succession Planning Committee	R. Keith Elliott*	11
	George Babich, Jr.
	Alan R. Hirsig

*	Chairperson for 2007.

Audit Committee. The Audit Committee monitors the financial reporting policies and processes and system of internal controls of the Company. The Committee monitors the audit process and has sole responsibility for selecting the Company’s independent auditors. The Audit Committee operates under a charter which is available on the Company’s website at www.checkpointsystems.com. In addition to being “independent” directors within the meaning of the New York Stock Exchange listing standards, as currently in effect, all members of the Audit Committee satisfy the heightened independence standards under the SEC rules, as currently in effect. Mr. Babich serves on the audit committee of Teleflex, Inc. Mr. Elliott serves as chairman of the audit committee of Wilmington Trust Corp. and serves on the audit committee of QSGI, Inc. The Board has determined that such simultaneous audit committee service would not impair the ability of such director(s) to effectively serve on the Company’s audit committee.

The Board has determined that Messrs. Antle, Babich and Elliott are “audit committee financial experts” as that term is defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934. Item 401(h) further provides for the following safe harbor:

(i)	A person who is determined to be an audit committee financial expert will not be deemed an expert for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item 401.

(ii)	The designation or identification of a person as an audit committee financial expert pursuant to this Item 401 does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(iii)	The designation or identification of a person as an audit committee financial expert pursuant to this Item 401 does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

Compensation Committee. The Compensation Committee is responsible for reviewing the performance of the Chief Executive Officer and acts at various times during the year to approve salaries, benefits and compensation arrangements for the Company’s officers, including the Chief Executive Officer, and to grant stock compensation and other equity based awards. The compensation paid to employee directors is approved by all of the Company’s independent directors. Each member of the Compensation Committee is independent as required by the New York Stock Exchange listing standards. The Compensation Committee operates under a charter, a copy of which is available on the Company’s website at www.checkpointsystems.com.

Governance and Nominating Committee. The Governance and Nominating Committee provides advice to the full Board with respect to: (a) Board organization, membership and function; (b) Committee structure and membership; and (c) succession planning for the executive management of the Company. In carrying out its duties, the Governance and Nominating Committee has also been delegated the responsibility to: determine criteria for the selection and qualification of the Board members; recommend for Board approval persons to fill vacancies on the Board which occur between annual meetings; evaluate, at least annually, each Board member’s “independence” and make recommendations, at least annually, regarding each Board member’s “independence” status consistent with then applicable legal requirements; make recommendations regarding director orientation and continuing education; consider the effectiveness of corporate governance practices and policies followed by the Company and the Board; and conduct at least annually a performance assessment of the Board. Each member of the Governance and Nominating Committee is independent as required by the New York Stock Exchange listing standards. The Governance and Nominating Committee operates under a charter, a copy of which is available on the Company’s website at www.checkpointsystems.com.

Succession Planning Committee. In 2007, in Executive Session, the Board formed a Succession Planning Committee to search for and select a successor to the Company’s President and Chief Executive Officer. The Succession Planning Committee was disbanded following the election of Mr. van der Merwe on December 27, 2007.

Board Compensation. Directors receive reimbursement of out-of-pocket expenses for attending Board and Committee meetings. Employee directors receive no additional compensation for attending Board and Committee meetings. Set forth below is the compensation received in 2007 for non-employee directors.

Non-Employee Director Compensation

Amount of
Type of Compensation	Payment

Annual Retainer — Board Members	$30,000
Annual Retainer — Lead Director	$10,000
Annual Retainer — Committee Chairpersons	$7,500
Annual Retainer — Audit Committee Chairperson	$10,000
Board Attendance Fee (per day)	$2,000
Telephonic Board Meetings	$1,000
All Other Committee Meetings	$2,000

	Fees earned or	Stock	All Other
Name	paid in cash	Awards	Compensation	Total
(a)	($)(b)(1)	($)(c)(2)	($)(d)(3)	($)(e)

William S. Antle, III	82,171	210,034	20,543	312,748
George Babich, Jr.	95,000	210,034	—	305,034
David W. Clark, Jr.	71,000	210,034	17,750	298,784
Harald Einsmann	65,000	210,034	—	275,034
R. Keith Elliott	115,500	210,034	—	325,534
Alan R. Hirsig	85,500	210,034	21,375	316,909
Jack W. Partridge	84,822	210,034	—	294,856
Sally Pearson	73,000	210,034	18,250	301,284

In 2007, each of our non-employee directors earned the following: $7,500 quarterly retainer; $2,000 per day for each Board of Directors’ meeting attended in person; $2,000 for each Committee Meeting attended in person in conjunction with a Board of Directors meeting; and $1,000 for each Board of Directors/Committee meeting attended by telephone in which a majority of directors/committee members participated. In addition, the following quarterly retainers were paid: $2,500 to the Lead Director; $2,500 to the Audit Committee Chairman; $1,875 to the Compensation Committee Chairman; and $1,875 to the Governance and Nominating Committee Chairman.

(1)	Amounts reflect compensation earned by each director. In 2007, under the Directors’ Deferred Compensation Plan, Messrs. Antle, Clark, and Hirsig, and Ms. Pearson have elected to defer their earned fees into phantom restricted stock.

(2)	During 2007, each director was awarded 7,000 restricted stock units (grant date fair value of $178,990), which vest over a one year period. As each director has elected to defer their restricted stock units upon vesting, a 25% or 1,750 share matching restricted stock unit grant (grant date fair value of $44,748), was awarded pursuant to the terms of the Directors’ Deferred Compensation Plan. The amounts shown represent the Company’s compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 30, 2007 in accordance with the provisions of Statement of Financial Accounting Standards No. 123R (SFAS 123R), but disregarding forfeitures related to service based vesting as directed by SEC regulations for this purpose. The valuation assumptions used in determining such amounts are described in Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ending December 30, 2007.

(3)	The amounts shown represent the fiscal 2007 Company match under the Directors’ Deferred Compensation Plan. The Company credits each participant with a match equal to 25% of any fees earned and deferred into phantom restricted stock units in accordance with the Plan. The match for these deferrals vest one year from the date of grant.

Awards to Non-Employee Directors and Other Compensation.

Under the Company’s 2004 Omnibus Incentive Compensation Plan (the “Omnibus Plan”), non-employee directors are eligible to receive equity-based compensation awards, including non-qualified stock options to purchase Checkpoint Common Stock. Pursuant to the terms of the Omnibus Plan, no director may receive total stock-denominated awards in a calendar year which correspond to more than 250,000 shares of Common Stock of the Company.

In accordance with the terms of the Company’s Stock Option Plan, which now operates under the Omnibus Plan, each non-employee director received, upon his or her initial election as a director and annually thereafter, non-qualified stock options for 10,000 shares. Beginning in 2006, pursuant to a board resolution such annual stock option grants have been replaced by an annual grant of 7,000 Restricted Stock Units (RSUs). The RSUs will vest one year from the date of grant and a Director may elect to defer the receipt of the RSUs upon vesting under the Directors Deferred Compensation Plan.

Under the Company’s Directors’ Deferred Compensation Plan, non-employee directors may defer all or a portion of their cash compensation to a deferred compensation account. Under the Directors’ Deferred Compensation Plan, non-employee directors may elect to: (1) receive cash for all services; (2) defer a percentage of cash compensation, with the deferral amount deemed to receive investment gains and losses based upon a selected investment fund, with distribution of the cash balance at retirement; (3) receive Company shares in lieu of cash; or (4) defer a percentage of cash compensation and receive 125% of the value of the deferred amounts in phantom Company shares, valued on the last trading day of the calendar quarter in which he or she would have received a cash payment, with deferred shares distributed upon retirement. Since the inception of the plan, more than 70% of the cash compensation due non-employee directors has been deferred and converted into phantom shares under the plan.

Shareholder Access to Directors

Generally, shareholders who have questions or concerns regarding the Company should contact the Investor Relations department at 856-848-1800 Ext. 3370. Any shareholders, however, who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/o Checkpoint Systems, Inc., 101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086.

Compensation Committee Report

The Compensation Committee of the Board of Directors, comprised of independent directors, have reviewed and discussed with management the Compensation Discussion and Analysis to be included in the Company’s 2008 Shareholder Meeting Schedule 14A Proxy Statement, filed Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy”). Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and Annual Report on Form 10-K.

Compensation Committee

William S. Antle, III
Harald Einsmann
R. Keith Elliott, Chairman
Alan R. Hirsig
Sally Pearson

Compensation Committee Interlocks and Insider Participation

None of our Compensation Committee members is a current or former employee or officer of the Company or its subsidiaries. None of the Compensation Committee members had any relationship requiring disclosure by the Company under Item 404 of the SEC’s Regulation S-K during 2007 or before. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of the Company’s board of directors or Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Company is a multinational manufacturer and marketer of integrated system solutions for retail security, labeling, and merchandising. Operating directly in 31 countries, we have a global network of subsidiaries and distributors, and provide customer service and technical support around the world. We are directly impacted by our customers’ dependence upon retail sales, which are susceptible to economic cycles and seasonal fluctuations. Furthermore, as approximately two-thirds of our revenues and operations are located outside the US, fluctuations in foreign currency exchange rates have a significant impact on reported results.

Given the complexities of running operations in 31 countries and selling into the cyclical retail sector, it is critical to our long-term success and ability to create sustainable value for our shareholders that we attract and retain the best talent with experience in global operations and knowledge of local retail markets. Our executive compensation programs are an important component of our ability to achieve our business objectives. Under the supervision of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs that seek to enhance shareholder value by aligning the financial interests of the Company’s executive officers with those of its shareholders. Annual base salary, annual incentive bonuses, and long-term incentive compensation are tied to the Company’s performance in a manner that encourages a sharp and continuing focus on effective capital allocation, cash flow management, revenue growth and long-term profitability, while motivating senior management to perform to the full extent of their abilities in the long-term interests of shareholders. Our executive compensation programs also provide an important incentive in attracting and retaining executive officers.

On December 27, 2007, the Company entered into an Employment Agreement with Mr. van der Merwe. The term of the Agreement began on December 27, 2007 and initially ends on December 31, 2010, after which the term of Mr. van der Merwe’s employment will be renewed for a two-year period ending on December 31, 2012, and thereafter for successive one-year periods ending on December 31 each year, unless Mr. van der Merwe or the Company gives a notice of termination at least six months before the end of an employment term.

Oversight of the Executive Compensation Program

The Compensation Committee or the Committee, of the Board of Directors oversees the Company’s executive compensation program. The members of the Committee are: R. Keith Elliott, Chairperson, William S. Antle, III, Harald Einsmann, Alan R. Hirsig, and Sally Pearson. In order to maintain objectivity, the Committee has a three-year rotation schedule of its members, who are all outside directors; the chair rotates every two years. The Company and the Committee both retain the services of an outside compensation consultant to support the Committee’s oversight of the executive compensation program.

During 2007, a Succession Committee was formed for the purpose of recruiting a successor to the President and CEO.

The Role of Management and Consultants in the Executive Compensation Process

Several members of senior management participated in the Compensation Committee’s executive compensation process for fiscal 2007. To assist in carrying out its responsibilities, the committee also regularly received reports and recommendations from an outside compensation consultant. At the request of Keith Elliott, the committee’s chair, the consultant provided market data, historical compensation information, and advice regarding best practices in executive compensation and compensation trends for the Named Executive Officers (“NEOs”). The committee discussed the data and reached consensus during executive session without management or its consultant present.

Management’s Role in the Executive Compensation Process

George Off, who served as our president and chief executive officer during fiscal 2007 and until December 27, 2007, and our Senior Vice President, People and Organization Development, each played an important role in the Compensation Committee’s executive compensation process for fiscal 2007 and regularly attended committee meetings. For fiscal 2007, Mr. Off provided his perspective to the committee regarding executive compensation matters generally and the performance of the executives reporting to him. The Company’s Senior Vice President, People and Organization Development presented recommendations to the committee on the full range of annual executive compensation decisions, including (i) annual incentive bonus plan structure and participants, (ii) long-term incentive compensation strategy, (iii) target competitive positioning of executive compensation based on prior year Company performance; and (iv) target total direct compensation for each executive officer, including base salary adjustments, target incentive bonus and equity grants, consistent with the recommended target competitive positioning and the executive’s performance in the prior year. At the committee’s March meeting, our Senior Vice President, People and Organization Development, presented the committee with specific compensation recommendations for all executives. These recommendations were developed in consultation with Mr. Off and accompanied by market data provided by our compensation consultant. The committee exercised its independent discretion whether to accept management’s recommendations and made final decisions about each executive officer’s compensation in executive session without management present. Keith Elliott, the committee’s chair, also met periodically with our Senior Vice President, People and Organization Development, to confer on current and upcoming topics likely to be brought before the committee.

The Role of the Consultants in the Executive Compensation Process

Mercer has been the committee’s and Company’s consultant since 2004. The committee’s consultant regularly attends committee meetings and attends executive sessions as requested by the committee chairman. In 2007, Mercer performed the following consulting services: i) assisted in drafting the Company’s 2007 CD&A, ii) provided recommended global long term incentive grant guidelines; iii) conducted competitive assessments of the top executives and commented on share and run rate dilution practices among peers; and iv) completed an assessment of pay and performance alignment. The Succession Committee had several direct consultations with the consultants concerning executive compensation and the compensation for the new CEO.

The Company’s Executive Compensation Program Objectives

This section covers the objectives of the executive compensation program, including the types of behavior and focus the program is designed to reward and how the various compensation components fit into the program. The following core principles reflect the compensation philosophy and objectives of the Company. The Company believes that this compensation program encourages superior performance and rewards executives only when specific results have been attained. The program is used to reinforce and encourage the attainment of performance objectives. Ultimately, executives who do not meet expected levels of performance over time could be terminated.

1.	Provide Competitive Compensation to Executives

The Company operates in a competitive market for executive talent and strives to provide compensation that is sufficient to attract and retain the best talent. The Company has articulated a philosophy for competitive pay with respect to each compensation element and with respect to the compensation elements in the aggregate, as described below. The Company annually asks its outside compensation consultant, Mercer, to complete a review of market pay levels to assess competitiveness. In determining what constitutes the “market” against which Named Executive Officer, or NEO, pay is evaluated for appropriateness, the Company references two sets of competitive data: peer data and broader published survey data.

First, the Committee in consultation with management and the consultants utilized a peer group of 10 public companies as a pay reference. The peer companies include the following organizations:

2006
Data Ticker		Revenue	Net Income
(millions)	Company	(millions)	(millions)	Cap	1 Yr TSR

MTD	Mettler-Toledo Intl Inc	$1,595	$158	$2,469	43%
SCSC	Scansource Inc	$1,666	$40	$752	11%
IN	Intermec Inc	$850	$32	$(1,448)	28%
TRMB	Trimble Navigation Ltd	$940	$104	$2,432	43%
ZBRA	Zebra Technologies	$760	$71	$(2,417)	19%
CTS	CTS Corp	$656	$24	$534	43%
MCRS	Micros Systems Inc	$679	$64	$1,696	9%
PAY	Verifone Holdings Inc	$581	$60	$2,068	40%
ALOG	Analogic Corp	$351	$25	$650	18%
OSIS	OSI Systems Inc	$(453)	$2	$293	15%
75th Percentile		$980	$62	$2,203	8%
Median		$719	$33	$(1,711)	10%
25th Percentile		$600	$23	$(689)	17%
CKP Checkpoint Systems, Inc.		$753	$36	$(869)	18%

These peers were selected because they:

•	are in a similar industry to the Company, competing either directly for customers or having a similar customer segment base;

•	have the potential for being specific competitors for the Company’s executive talent;

•	are competitors from a capital markets standpoint, in recognizing that investors have alternatives for deploying capital and that executive pay should reflect that consideration; and

•	are of a similar size, ranging from roughly one half to two times the Company’s size in revenue, which the Company considers comparable for compensation determinations.

Competitive data is compiled from this group based on public filings to provide information on the magnitude of total executive pay; the mix between base salary, annual incentives and long-term incentives; and executive compensation practices and plan designs. Second, the Company references broader published survey data for companies within the electronics and general manufacturing industries, focusing on a broad set of companies of comparable size. This data, which includes broadly-available compensation survey data from leading survey providers including Mercer and other companies, is used to provide a reference of competitive pay data for functional positions that are similar in responsibilities to the Company’s executive positions. This data was compiled by Mercer and is used by the Compensation Committee to evaluate competitive levels of base salary, annual incentives and long-term incentives.

The two sets of data form a reference for the competitive market for pay, against which the Company’s executive pay packages are evaluated and, in combination with other factors, judgments about appropriate compensation levels are determined. The Company’s philosophy is to, over time, provide base salaries (fixed salaries) that fall within a competitive range of the median of the market, although particular individual salaries vary from that reference based on a series of factors. Performance-based, variable incentives are emphasized to deliver total compensation levels that vary depending upon individual and company performance. Based on an executive compensation review conducted by Mercer in October 2007, the Company has determined that NEO base salaries approximate the median to 75th percentile of the market due to legacy positioning of pay. The Company over time expects to manage base salaries to the market median by providing no, or modest, base pay increases. However, the Company manages pay to a total compensation level, including base pay, annual incentives and long-term incentives. In 2007, total compensation levels for the NEOs were determined by the Company based on Mercer’s October 2007 review to be between the market median and 75th percentile, assuming payout of the maximum bonus level.

2.	Emphasize Variable Performance Pay Over Fixed Pay and Long-Term Goal Attainment Over Short-Term Goal Attainment

The Company believes that the higher the level of executive responsibility, the more pay should be tied to performance. The targeted compensation mix is aligned with competitive market pay mix practices so that on average approximately 40% to 50% of each NEO’s compensation is in base salary and 50% to 60% is in variable compensation. As described more fully below, variable compensation consists of awards for both annual and long-term performance (long-term awards are valued based on their grant date present value for compensation purposes, which values performance shares at target and option awards at the Black-Scholes value associated with the full term of the option, not the FAS 123(R) accounting cost). The mix of variable compensation is intended to emphasize achievement of long range goals. So, of the total amount of variable compensation target opportunity, about two-thirds focuses on long-term performance and one-third on the achievement of annual goals. This mix helps the Company support the objective of focusing the NEOs on achieving long-term results, but also placing meaningful weight on the achievement of annual operating objectives.

3.	Align the Company’s Compensation with Shareholders’ Economic Interests

The Company’s ultimate objective is to increase the value of its shares for the Company’s shareholders. The compensation program is designed to align management with this objective through the use of long-term incentives that are delivered in the form of equity, including stock options and performance-contingent stock grants. In other words, the most significant portion of each executive’s compensation package serves to align the level of compensation received with the benefits delivered to shareholders. The Company also has share ownership guidelines that require each executive and director to hold a meaningful economic stake in the Company’s stock. Finally, the Company offers a voluntary deferred compensation plan under which executives may defer cash compensation in the form of Company stock, which encourages executives to invest in Company stock. These programs are described in more detail below — see Elements of the Executive Compensation Program.

4.	Differentiate Compensation for Individual Performance

The Company fosters a performance-oriented culture that recognizes differing contributions of its executives in the Company’s success. The executive compensation program is administered to reinforce the specific contributions of individuals in furthering the Company’s goals. Specifically, each year an annual performance evaluation of each NEO is completed to assess individual contributions to the Company. The evaluation is conducted by the CEO and reviewed by the Compensation Committee. Performance is assessed based on agreed upon objectives and other criteria. The performance rating of each individual NEO in addition to Company performance is measured through annual and long-term incentive goals, directly affecting compensation levels. For example, base salary increases, annual incentive awards, and grants of long-term incentives are tied to individual performance. With the exception of a 10% bonus all of the NEOs compensation is tied to the Company’s performance. In 2007, the NEOs each had 50% of their bonus tied to a company performance goal of EPS and 50% tied to individual goals that the Company deemed to create greater shareholder value. The NEOs total bonus ranged from a 60% to 100% differential to the CEOs 100% based on the level of responsibility for the position.

The Company aims to provide compensation to its NEOs globally that is competitive with pay in the United States. The Company has established levels of pay in order to recognize that the business operates on a global basis and needs talent that can be recruited from a variety of locations around the world and may be positioned throughout the world. This also enables the Company’s most senior executives to maintain a consistent emphasis on achieving annual and long-term performance results regardless of the executive’s location. Therefore, total compensation levels for each NEO may differ based on his or her responsibilities and level of performance, but do not vary based on their geographical location.

Elements of the Executive Compensation Program

This section describes each element of compensation used by the Company, the rationale for each element, why the Company chose to incorporate each element into its compensation practices, how each element furthers the Company’s compensation goals and philosophies and the methodology used to determine the amount of each element.

The primary elements of the Company’s executive compensation program are:

•	Base salary

•	Annual incentive

•	Long-term incentives

• Stock Option Plan

• Performance Share Plan (LTIP)

•	Share Ownership Guidelines

•	Deferred Compensation Plan

•	Benefits and Perquisites

Base Salary

NEO base salaries are intended to provide a base level of fixed compensation for performance of the core function of each position’s responsibilities. Salary levels are set based on a variety of factors, including the executive’s responsibilities, skill, experience and performance, as well as competitive norms.

Salaries for NEOs are adjusted periodically where a significant change in market salary levels occur, a NEO is promoted, or internal inequities warrant an adjustment. Performance achievements are considered in base salary adjustments, but are primarily recognized through variable compensation or promotions. The CEO’s salary is established by the Committee. For other NEOs, the CEO recommends a base salary adjustment to the Committee for its approval. In 2007, the Committee did not make recommendations for base salary increases except related to promotions for Messrs. Andrews and Gremillet.

The Company entered into an employment agreement with Mr. van der Merwe on December 27, 2007, in connection with his appointment as President and Chief Executive Officer pursuant to which he is entitled to receive an annual base salary of $850,000. The terms of his employment were negotiated by the Succession Planning Committee after consultation with outside consultants and in light of market conditions and minimum conditions which were acceptable to Mr. van der Merwe.

Mr. Gremillet was promoted to Executive Vice President, Geographies in August 2007. His salary of $364,000 (290,000 Euros) was set by the Compensation Committee after reviewing comparable positions of Chief Operating Officer for the peer group. Mr. Gremillet was also awarded 25,000 Restricted Stock Units with 3 year vesting; and 50,000 Non-Incentive Stock Options with 3 year vesting. The salary and stock awards position Mr. Gremillet at approximately the 75th percentile of his peer group.

Mr. Andrews was promoted from Vice President and Chief Accounting Officer to Senior Vice President and Chief Financial Officer in December 2007. His salary was increased to $300,000 by the Compensation Committee and he was granted 15,000 Restricted Stock Units with 5 year vesting and 7,500 Stock Options. The salary and stock awards position Mr. Andrews at approximately the 50th percentile of the peer group.

Annual Incentive

NEOs are eligible for annual incentive awards, which are approved by the Compensation Committee, that are dependent on both the achievement of multi-year financial objectives and long-term increases in shareholder value. For 2007 performance, awards were provided under the shareholder-approved Omnibus Plan. The purpose of the annual incentive awards is to reinforce the importance of attaining profitability and other objectives determined to be important for each year based on the Company’s business strategy. The maximum annual payouts for the NEOs for 2007, as approved by the Committee, were the following:

	Maximum Payout as a	Maximum Payout as %
	% of Base Salary	of Base Salary Linked	Maximum Total
	for Achieving	to Annual Individual	Payout as a % of
	Annual Objectives(1)	Performance Rating(2)	Base Salary

Robert P. van der Merwe	N/A	N/A	N/A
Raymond D. Andrews(3)	50%	10%	60%
John E. Davies, Jr.	75%	10%	85%
Per H. Levin	75%	10%	85%
Bernard Gremillet	77%	10%	87%
John R. Van Zile	50%	10%	60%
George W. Off	100%	0%	100%
W. Craig Burns	80%	10%	90%

These levels were established to ensure a competitive annual incentive opportunity with a range of payouts tied to performance achievements, consistent with the organization’s philosophy. As shown in the table above, there are two components of annual incentives. The first, as shown in column (1), is dependent upon achievement of annual corporate financial/operating objectives, which are tailored to each NEO. The second, as shown in column (2), is directly linked to each NEO’s annual performance appraisal. Since the fiscal 2007 objective performance goals were achieved (i.e., we achieved targeted earnings per share of $1.30), the Executive Management Bonus Plan permits a full payout of the objective goal portion at the maximum level. Payment of maximum annual incentive amounts is targeted so that cash compensation approximates the 75th percentile of the market. The maximum percentage was determined by the Committee after reviewing market data and consulting with outside consultants. (3) Mr. Andrews was named the Company’s Chief Financial Officer in December 2007.

Maximum Payout as a Percent of Base Salary for Achieving Annual Objectives

Maximum payout as a percent of base salary for achieving annual objectives is awarded based on the successful attainment of a number of performance goals. The goals represent stretch performance and are directly linked to each year’s financial and strategic objectives for the Company. Each executive is assigned five or six performance goals to achieve. The performance goals are assigned a weighted rank based on their relative importance which corresponds to the portion of the annual incentive that is linked to achievement of a particular goal. Each performance goal has a specific performance target assigned. If the goal is reached, a portion of the annual incentive is paid. If it is not reached, that portion of the incentive is not paid. Therefore, all objectives for an NEO must be achieved for the NEO to receive the maximum payout amount.

The Committee annually approves Company goals with respect to achievement of awards under the annual incentive plan. For 2007, each of the NEO’s goals included an earnings per share (EPS) target. This goal was weighted to be 50-60% out of the total of all goals. The balance of the goals for each NEO was tied to achievement of specific financial, strategic and operational goals that were customized to each executive with various weights. Goals are set to require stretch performance, and, as indicated by historical payout levels, have resulted in payouts, on average, of less than 60%

of maximum award amounts about half of the time. Each NEO received a bonus payout of at least 50% of the maximum amount in two of the last five years, and less than 50% of the maximum amount in three of the last five years. The Committee’s intent with establishing these goals and target percentages is to provide a comparable level of difficulty in achieving the goals and receiving annual incentive awards for each NEO annually, as indicated by this historical assessment. However, payment of annual incentives will vary from year to year and may or may not be consistent with historical payment trends.

The Company anticipates that at least some of the performance goals will be achieved and it is unlikely that all goals will be achieved.

Maximum Payout as Percent of Base Salary Linked to Annual Individual Performance Rating

Through annual individual performance ratings, the payout of annual incentives may be up to 10% of base salary for NEOs, other than the CEO, based on a qualitative assessment by the Committee of how the annual objectives discussed above were achieved. This portion of the bonus may be paid out only if individual performance for an executive is qualitatively considered above average or outstanding. In that way, this bonus component acts as an additional incentive for individual NEOs to make contributions beyond expectations. There are no preset objectives or formula for this component of the award. This portion is intended to be directly linked to the behavioral aspect of the objectives’ achievement, and differentiate for individual performance, based on a review of overall performance.

Long-Term Incentives

The Company grants long-term compensation pursuant to the shareholder-approved Omnibus Plan. The plan provides that the Committee has the authority to award stock options (incentive and non-qualified stock options), stock appreciation rights, stock awards (restricted and unrestricted), phantom shares, dividend equivalent rights and cash awards to eligible individuals.

Long-term incentives are structured to reward multi-year performance of the Company, focusing both on the achievement of multi-year financial objectives and long-term increases in shareholder value. For NEOs, long-term incentive target amounts are set by referencing a variety of factors. Actual awards may fall above or below the target level (typically within 10-15%) for an individual based on the individual’s and company performance.

For 2007, the Company granted long-term incentive awards in two ways: stock options and performance shares linked to a series of three-year performance goals. This approach reinforces the achievement of shareholder value objectives since the ultimate award payout is denominated in Company stock for both awards, reinforcing management’s alignment with stockholder interests. As more fully described below, the performance share program also provides an incentive to attain high-priority, multi-year financial objectives to reinforce management’s long-term performance orientation. The Committee believes that there is a significant amount of difficulty of meeting the long term incentive compensation targets as demonstrated by the fact that none of the NEOs received a long term incentive compensation bonus in 2007 (i.e. they did not meet the minimum targets).

Under the terms of Mr. van der Merwe’s negotiated employment agreement he will receive annual long-term compensation at the discretion of the Board of Directors under the Omnibus Plan and existing compensation practices, including stock options, long-term incentive program (“LTIP”) awards, restricted stock awards, stock appreciation rights (“SARs”), or other awards as determined by the Board of Directors. For the year 2008, Mr. van der Merwe’s annual long term compensation will consist of 60,000 stock options and 30,000 RSUs vesting in accordance with the terms applicable to his predecessor as CEO.

Stock Options

Stock options are used to provide an incentive to increase the share price of the Company’s stock. The Company believes stock options are particularly effective since a recipient receives economic value only when the Company’s share price appreciates. To reinforce the importance of share price appreciation, stock option grants are typically calibrated to account for one-half of the total estimated long-term incentive value granted to executives. As discussed below, in 2007, stock options accounted for a smaller portion of the long-term incentive program value in order to focus management on the three-year cash flow objective described below. The estimated long-term incentive value is determined assuming an executive holds the option to its full term using the Black-Scholes option pricing model.

Option grants also support NEO retention by providing for vesting in installments over three years. If an NEO’s employment is terminated prior to vesting for any reason other than a Change in Control, any remaining unvested awards are forfeited. Mr. van der Merwe’s vesting provisions differ as a result of employment contract negotiations. Vested awards may continue to be exercised for a defined period of time, which varies depending upon the reason for termination of employment. The ability to exercise the stock options for limited periods of time post-termination enables the employee to realize any gain on options that were earned prior to termination, which is consistent with the incentive aspect of the award. In the event of a Change in Control of the Company, any unvested options become fully vested and exercisable only if the NEO is also terminated. The Company provides for the vesting upon a Change in Control of the Company in order to encourage executives to seek out and support transactions that are in the best interest of the Company even though they may personally experience potential loss of employment and other economic risk as a result of the transaction.

The Company follows a process of granting options annually at the first Committee meeting following filing of our annual report on Form 10-K. The exercise price of an option is equal to the average trading price on the date of grant. Outside of this timeframe grants are sometimes provided to new hires. In light of the controversy over stock option backdating, the Company reviewed its stock option history from 1997 to 2006 to determine if any backdating took place. The Company collected the data on timing, pricing and approval of each option grant, which was then reviewed by management and outside securities counsel to determine whether the approval process, accounting and reporting of the awards were in compliance with tax and SEC requirements. The Company has concluded that the facts, circumstances and pattern of conduct relating to stock option grants support a conclusion that the terms and recipients of grants were determined and fixed with finality on the grant date with no evidence of backdating.

Performance Shares

The purpose of the Performance Share Program is to focus management on the attainment of priority financial goals covering an intermediate timeframe — usually three years. This plan complements both the annual incentive program, which rewards for achievement of one-year performance objectives, and the stock option program, under which options may be exercised for up to ten years to reward long term achievement of financial goals. By rewarding three-year goal attainment, the performance share plan gives management an incentive to take actions necessary to achieve short-term, intermediate-term and long-term goals. The Company believes that the Performance Share Program is an appropriate structure to ensure that management’s decision-making is balanced. Corporate performance is the sole factor in determining payout levels for performance shares, individual performance is not considered and there is no discretion on the part of the Committee to make awards even if goals are not met, or to increase or decrease awards.

The Performance Share Program, which was developed and adopted in 2005, provides for distributions under the plan in the form of shares of Company stock. With the introduction of the performance share plan, the Company has begun a shift in the composition of its equity-based awards, in line with market trends, away from primarily options and toward a mix of performance share awards and stock options, as appropriate for the individual receiving the awards.

Under the plan, an NEO is granted a target number of shares that would be paid to the executive at the end of a three-year period if specific corporate performance objectives are met. The actual number of shares paid may range from 0% to 200% of the target award amount based on the achievement of performance objectives. The performance goals are company-wide financial measures selected and set by the Compensation Committee and may be different for different performance periods.

There are currently three performance share cycles in process, one for the 2005-2007 period (granted in 2005) , one for the 2006-2008 period (granted in 2006 and reflected in the Grants of Plan Based Awards table) and one for the 2007-2009 (granted in 2007 and reflected in the Grants of Plan Based Awards table). The three performance cycles are described below:

2005 – 2007 Performance Shares

The performance goals for the performance share program were not attained for the 2005-2007 performance cycle, and therefore no awards under performance share program were paid out for such cycle. Performance shares for the 2005-2007 cycle were granted in 2005 and were to be paid in the beginning of 2008 based on performance during the 2005-2007 cycle. In order for any award to be earned during the performance cycle, two “trigger” conditions were to be met. First, the Company’s Return on Capital Employed, or ROCE, in 2007 was to have exceeded the Company’s cost of capital. Second, 2007 Operating Margin was to have been at least 10%.

Provided that the ROCE and Operating Margin trigger goals were met, the award was to be paid out based on the attainment of certain Operating Income and Operating Margin performance goals in 2007. Operating Income is defined as US GAAP earnings from continuing operations before deductions for interest expense, income taxes, minority interest and restructuring charges. Operating Margin is defined as operating income divided by revenue, and ROCE is operating income less income taxes, non-operating income and expenses, divided by the sum of total equity plus long-term debt.

The purpose of this program was to emphasize the importance of achieving desired levels of profitability within the Company’s product portfolio and to emphasize long-term thinking. The goals of awarding performance under this cycle was to ensure that management invests in the products and services that were to result in the most profitable business for the Company. A ROCE trigger was to give management an incentive to ensure that profitability is obtained with an efficient use of the Company’s capital. The Company believes that these measures in combination support appropriate long-range portfolio choices.

Payout levels were to have been 50% of allocated target for “threshold” performance, 100% of allocated target for “target” performance and 200% of allocated target for “maximum” performance or greater. Payouts were to have been interpolated linearly between threshold/target/maximum levels. To comply with 409A deferred compensation regulations, payout of performance shares were to have been made within two and one-half months after the last day of the performance period (by March 15, 2008).

2006 – 2008 Performance Shares

The performance goal for the January 2006 through December 2008 plan cycle (granted in 2006) is based on achieving a certain amount of cumulative three-year “Free Cash Flow “, or FCF, is defined as the cumulative 2006-2008 “cash flow from operations”, less capital expenditures, and exclude restructuring and acquisitions costs. Payouts will be 50% of allocated target for “threshold” performance ($180 million FCF), 100% of allocated target for “target” performance ($200 million FCF) and 200% of allocated target for “maximum” performance or greater ($240 million FCF). Payouts will be interpolated linearly between minimum/target/maximum levels.

The FCF measure was selected because the Company determined that there was a need to focus executives on the impact of decisions on cash flow. This objective reinforces the profitability goals of the 2006-2008 program. It also introduces a new performance measure that the Company believes is important in generating shareholder returns. To underscore the importance of achieving those results and motivate executives to complete restructuring activities associated with a divestiture, in 2006, the Company based a larger portion of each NEO’s total long-term incentive compensation on this program.

A participant who is terminated for any reason (other than for a Change in Control) forfeits performance share awards. Upon termination of employment for a Change in Control, a participant is provided a payout of shares at the target value, pro-rated for the number of full months elapsed into the performance cycle. The termination of the employee may be (1) by the Company or acquiring company (other than for cause); or (2) by the employee for “good reason” which includes a reduction or change in duties, a reduction in base salary or a relocation. The awards use this approach so that accelerated vesting and payments are made only upon a Change in Control accompanied with a termination to account for situations where the NEO has lost his or her job and has engaged in actions to further the intent of the incentive program.

2007 – 2009 Performance Shares

The performance goal for the January 2007 to December 2009 plan cycle (granted in 2007) is based on the attainment of a certain level of Company revenue during fiscal year 2009. The Company must achieve at least an EPS of US$1.80, in order for the program to pay any amount. Payouts will be 50% of allocated target for “minimum” performance ($800 million Revenue), 100% of allocated target for “target” performance ($900 million Revenue) and 200% of allocated target for “maximum” performance or greater ($1,000 million or greater Revenue). Payouts will be interpolated linearly between minimum/target/maximum levels.

A participant who is terminated for any reason (other than for a Change in Control) forfeits performance share awards. Upon termination for a Change in Control, a participant is provided a payout of shares at the target value, pro-rated for the number of full months elapsed in the performance cycle. The termination of the employee may be (1) by the Company or acquiring company (other than for cause); or (2) by the employee for “good reason” which includes a reduction or change in duties, reduction in base salary or a relocation. The awards use this approach so that accelerated vesting and payments are made only upon a Change in Control accompanied with a termination to account for situations where the NEO has lost his or her job and has engaged in actions to further the incentive intent of the program.

2007 – 2009 Performance Shares

Due to the change in Chief Executive Officers no performance goals were set for the January 2008 to December 2010 plan cycle.

Share Ownership Guidelines

To ensure that the interests of all executives and senior managers are aligned with shareholder interests, the Company has established a program that requires that the NEOs (and other executives and managers) have a meaningful equity stake in the Company by investing and holding a significant amount of Company stock. The Stock Ownership Program sets stock ownership levels for the NEOs, which are set forth below. The ownership requirement is denominated as a dollar value equal to a multiple of base salary and target bonus, rather than a share count. Vested “in the money” options, vested restricted stock, deferred compensation units, all company stock held in the Company’s 423 Employee Stock Purchase Plan, and all exercised stock options or RSUs that are held will count toward compliance. Until the NEOs reach the required level of ownership, they will be required to invest or defer 50% of their after tax yearly variable bonus and hold all exercised stock options or RSUs. Each NEO has a time period in which to meet their requirements. Each NEO is on schedule to meet such requirements.

Level of Ownership
(Dollar Value)
Title (or equivalent)	in Times Base Salary

Chief Executive Officer	4 x base salary and target bonus
All Other NEOs	2-3 x base salary and target bonus

Deferred Compensation Program

To assist NEOs in meeting their capital accumulation objectives and to provide for income tax deferral opportunities, each NEO may defer up to 50% of base salary and up to 100% of bonus (Annual Cash Incentive Compensation) into the Company’s deferred compensation plan. All deferred amounts are invested in Company stock with three-year vesting. This facilitates ownership of Company stock by participants. The Company currently matches 25% of the deferred amounts up to the indicated maximum amounts. The 25% match is provided to give executives an incentive to acquire and hold Company stock. It also facilitates compliance with the Share Ownership Guidelines discussed above.

Benefits and Perquisites

The NEOs generally receive the same benefits and perquisites as other US-based managers. In addition, Mr. Levin is reimbursed for certain expenses under the Company’s expatriate policy.

In December 2007, Mr. Off entered into a Termination Agreement with the Company. Under the terms of the Termination Agreement and an Amended and Restated Employment Agreement dated January 1, 2006, Mr. Off is to receive supplemental benefits, which include continued medical insurance for himself, his wife, and dependents for life. The supplemental benefits are provided to Mr. Off to meet specific financial planning needs. See the footnotes to the Summary Compensation Table for details.

Pursuant to his negotiated employment agreement, Mr. van der Merwe is entitled to participate in all pension plans as well as medical, dental and other benefit plans and perquisites generally available to the Company’s senior management and is subject to customary non-competition and confidentiality provisions. He is also entitled to receive relocation expenses in connection with his move to the greater Philadelphia area which include: reasonable moving and storage costs associated with relocating his Connecticut residence; reasonable interim living cost for up to six (6) months subsequent to execution of this agreement; reasonable travel expenses between the greater Philadelphia area and his Connecticut residence during the six (6) months of interim living subsequent to execution of his employment agreement; incidental relocation costs not to exceed thirty-five thousand dollars ($35,000); and brokerage commissions incurred on the sale of his previous residence, not to exceed one hundred seventy-five thousand dollars ($175,000).

Per Levin, a national of Sweden and a resident of Spain, was relocated by the Company to the United States in September 2006. In connection with his status as an expatriate in the United States, Mr. Levin received a number of benefits and allowances in 2007 including airfare for himself and his family to Spain, and housing/schooling allowances (See Footnote 4 to the Summary Compensation Table). The Company considers the needs of each expatriate on a case-by-case basis to develop a formal arrangement. Overall, the objectives of the arrangements are to place the executive in an economically neutral position from the relocation so they are not discouraged from undertaking international transfers. These arrangements help the Company achieve its objectives of creating a strong management team that is appropriately located to run the business, and are not intended to deliver supplemental compensation.

Severance/Change in Control Policies and Employment Agreements

Mr. Off’s employment with the Company terminated in December 2007. In accordance with Mr. Off’s Termination Agreement and Amended and Restated Employment Agreement, Mr. Off was paid an amount equal to all accrued but unpaid Base Salary ($767,500) through the date of termination of employment, plus a portion of the Average Annual Incentive Compensation pro-rated for the year through the date of termination of employment. Compensation prorated for the year through the date of termination plus the Multiplier of two and one half (2 1/2) times ($1,918,750). Additionally, 34,996 Restricted Stock Units granted in February 2006 and 20,000 granted in April 2007 vested as of December 27, 2007. In accordance with the Termination Agreement severance payments did not include a pro-rata portion of his average annual incentive compensation for the year in which his employment was terminated.

Severance Arrangements for Named Executive Officers

The Company has established certain severance arrangements (including benefits upon a Change in Control) for its NEOs (see tables below). The Company’s policies on severance are intended to provide fair and equitable compensation in the event of severance of employment.

For Change in Control situations, the policy helps to ensure that NEOs will undertake transactions and other corporate actions that may be in the Company’s and shareholders’ best interests, but may lead to the termination of the NEOs’ employment. By providing severance a Change in Control of the Company, the Company intends to give the executive compensation that is sufficient to mitigate the risk of loss of employment and make him or her willing to undertake a transaction. The severance amounts are balanced against the Company’s need to be responsible to its shareholders and preserve the assets of the Company.

The Company’s provisions on severance include:

•	Levels of severance that are competitive with the market; for executives the total amount of severance is directly tied to the length of a corresponding period;
•	A policy that reasonably protects the executive in the event of termination and provides predictability of payments;
•	Upon a Change in Control, a requirement that an executive actually be terminated without Cause, or terminate for Good Reason, in order to receive severance. The Company’s policies for this severance reflect that an executive should face a true economic loss before severance is collected.

Executive severance policy, the purpose of which is to provide a fair framework in the event of the termination of employment of executives for reasons other than for Cause. The policy does not apply to executives who voluntarily terminate or who are terminated for Cause. The amount of severance is the greater of that provided by the policy, any employment contract, local law or other entitlement, but is not cumulative. A condition of receiving severance under the policy is that the executive must sign a general release and non-compete agreement in a form satisfactory to the Company at the time of termination. The non-compete period is twelve months. The severance periods under the policy are: Line of Business Presidents and Executive Vice President, Geographies: 24 months and 18 months for the other NEOs.

If a NEO is terminated or properly terminates employment pursuant to a Change in Control as defined in the Policy the executive will be entitled to receive the following:

•	The Base Salary for a period equal to 1 1/2 times the Severance Payment Period;
•	Continued participation in welfare benefit plans of the Company.

Additional Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code limits to $1 million per year the federal income tax deduction to public corporations for compensation paid for any fiscal year to the corporation’s Chief Executive Officer and the other NEOs included in the Summary Compensation Table. This limitation does not apply to qualifying “performance-based compensation.” Generally, to qualify for this exception: (a) the compensation must be payable solely on account of the attainment of one or more pre-established objective performance goals; (b) the performance goals must be established by a compensation committee of the board of directors that is comprised solely of two or more “outside directors”; (c) the material terms of the performance goals must be disclosed to and approved by shareholders before payment; and (d) the compensation committee must certify in writing prior to payment that the performance goals and any other material terms have been satisfied. Section 162(m) considerations are evaluated when developing the compensation programs, and the Company believes that the programs are structured to comply with 162(m). However, the Company reserves the right to provide compensation to its NEOs that is not deductible under Section 162(m) in the future if it is appropriate to support the Company’s business objectives and the attraction and retention of executives.

The Company also considers the financial accounting implications of its executive compensation programs as one factor in program design and administration. However, the Company primarily considers its business purpose of the compensation arrangement.

Compensation Recovery Policy (clawbacks)

The Company does not have a policy to recover performance-based awards if the performance metric considered as the basis for the award is restated, but the Compensation Committee is presently considering such policy for adoption in 2008.

SUMMARY COMPENSATION TABLE

The following table shows the compensation for each of the Named Executive Officers (collectively, the “NEOs”) for fiscal year 2006 and fiscal year 2007:

							Non-Equity
					Stock	Option	Incentive Plan	All Other
Name and		Salary		Bonus	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)		($)(1)	($)(1)	($)(2)	($)(3)	($)(4)	($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)

Robert P. van der Merwe	2007	6,538		—	1,239	109,334	—	163,526	280,637
President and Chief Executive Officer	2006	—		—	—	—	—	—	—
Raymond D. Andrews	2007	197,838		44,325	96,555	52,212	92,432	5,625	488,987
Senior Vice President and Chief Financial Officer	2006	182,308		24,600	59,780	45,650	23,360	2,682	338,380
John E. Davies, Jr.	2007	303,385		—	37,906	76,637	195,683	12,946	626,557
Worldwide President, Intelligent Labels	2006	303,385		—	122,209	123,662	54,609	6,522	610,387
Per H. Levin	2007	439,805		37,800	115,911	71,039	267,750	109,177	1,041,482
Worldwide President, SMS	2006	376,146		—	108,118	111,173	55,860	120,078	771,375
Bernard Gremillet	2007	345,986		34,599	249,477	191,482	296,319	13,581	1,131,444
Executive Vice President, Geographies	2006	276,120		52,592	183,539	141,905	83,589	13,662	751,407
John R. Van Zile	2007	267,579		26,758	145,098	80,957	147,169	88,907	756,468
Sr. Vice President, General Counsel and Secretary	2006	285,158	(5)	—	172,588	103,708	53,515	29,398	644,367
George W. Off(6)	2007	767,499		—	1,183,072	730,872	352,135	4,630,172	7,663,750
Former President and Chief Executive Officer	2006	767,499		—	412,190	310,134	92,100	188,040	1,769,963
W. Craig Burns(7)	2007	387,048		—	—	84,094	—	22,895	494,037
Former Executive Vice President, Chief Financial Officer, Treasurer	2006	387,048		—	82,024	106,173	37,157	17,288	629,690

(1)	These amounts represent discretionary performance bonuses earned during fiscal year 2007.

(2)	These amounts represent the Company’s compensation cost recognized for financial statement reporting purposes for the fiscal years ended December 30, 2007, and December 31, 2006, in accordance with the provisions of Statement of Financial Accounting Standards No. 123R (SFAS 123R), but disregarding forfeitures related to service based vesting as directed by SEC regulations for this purpose. The valuation assumptions used in determining such amounts are described in Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 30, 2007.

(3)	Non-Equity Incentive Plan Compensation is composed entirely of annual incentive bonuses awarded under the Omnibus Plan earned in fiscal 2007 and paid in 2008 and earned in fiscal 2006 and paid in 2007.

(4)	The amounts reported in the All Other Compensation column for fiscal 2007 include: (1) Mr. van der Merwe’s $163,526 in relocation benefits (2) Mr. Andrews’ $5,221 deferred compensation match expense under the Company’s Deferred Compensation Plan and $404 matching contributions for life insurance; (3) Mr. Davies’ $12,628 deferred compensation match expense under the Company’s Deferred Compensation Plan and $318 matching contributions for life insurance; (4) Mr. Levin’s $42,487 deferred compensation match expense under the Company’s Deferred Compensation Plan, $690 matching contributions for life insurance, and perquisites of $66,000 composed of a $50,000 housing allowance and a $16,000 schooling allowance; (5) Mr. Gremillet’s $4,898 deferred compensation match expense under the Company’s Deferred Compensation Plan and perquisites of $8,683 related to a car allowance; (6) Mr. Van Zile’s $87,782 deferred compensation match expense under the Company’s Deferred Compensation Plan (Mr. Van Zile became 100% vested in the deferred compensation plan upon reaching age 55) and $1,125 matching contributions for life insurances; (7) Mr. Off’s $11,513 deferred compensation match expense under the Company’s Deferred Compensation Plan, $1,980 matching contributions for life insurance, $196,089 for executive medical benefits, $35,423 related to unused vacation, $2,922,273 management transition compensation under the amended and restated employment agreement, and $1,462,894 accelerated vesting of long term incentive compensation awards; and (8) Mr. Burns’ $22,687 deferred compensation match expense under the Company’s Deferred Compensation Plan and $208 matching contributions for life insurance.

(5)	Mr. Van Zile’s fiscal 2006 salary includes $22,988 of retroactive payments related to fiscal 2005.

(6)	George Off ceased being the Company’s President and Chief Executive Officer on December 27, 2007.

(7)	Craig Burns left the Company on December 31, 2007.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2007

The following table provides information on stock options and restricted stock units granted to the NEOs during fiscal year 2007:

								All Other	All Other
								Stock	Option	Exercise		Grant
		Estimated Future Payouts			Estimated Future Payouts			Awards:	Awards:	or Base	Closing	Date Fair
		Under Non-Equity			Under Equity			Number of	Number of	Price of	Market	Value of
		Incentive Plan Awards(1)			Incentive Plan Awards(2)			Shares of	Securities	Option	Price on	Stock and
	Grant	($)	($)	($)	(#)	(#)	(#)	Stock or	Underlying	Awards	Grant	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (#)	Options (#)	($/Sh)	Date	Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)(3)	(j)(4)	(k)(5)	($/Sh)	(l)(6)

Robert P. van der Merwe	10/30/2007	—	—	—	—	—	—	—	10,000	29.55	29.48	94,582
	12/27/2007	—	—	—	—	—	—	—	500,000	22.71	22.71	6,212,775
	12/27/2007	—	—	—	—	—	—	20,000	—	—	22.71	454,200
Raymond D.Andrews	4/04/2007	—	—	—	1,125	2,250	4,500	—	—	—	23.91	104,367
	4/04/2007	—	—	—	—	—	—	—	4,500	23.74	23.91	40,029
	4/04/2007	—	—	—	—	—	—	3,000	—	—	23.91	71,205
	5/31/2007	—	—	—	—	—	—	7,500	—	—	25.57	191,438
	12/11/2007	—	—	—	—	—	—	—	15,000	22.75	23.04	135,172
	12/11/2007	—	—	—	—	—	—	7,500	—	—	23.04	170,587
	FY 2007	—	50,132	—	—	—	—	—	—	—	—	—
	FY 2007	—	50,132	—	—	—	—	—	—	—	—	—
John E. Davies, Jr.	4/04/2007	—	—	—	1,250	2,500	5,000	—	—	—	23.91	115,964
	4/04/2007	—	—	—	—	—	—	—	5,000	23.74	23.91	44,476
	FY 2007	—	113,769	—	—	—	—	—	—	—	—	—
	FY 2007	—	113,769	—	—	—	—	—	—	—	—	—
Per H. Levin	4/04/2007	—	—	—	1,250	2,500	5,000	—	—	—	23.91	115,964
	4/04/2007	—	—	—	—	—	—	—	5,000	23.74	23.91	44,476
	5/30/2007	—	—	—	—	—	—	12,000	—	—	25.44	300,720
	FY 2007	—	143,898	—	—	—	—	—	—	—	—	—
	FY 2007	—	143,898	—	—	—	—	—	—	—	—	—
Bernard Gremillet	4/04/2007	—	—	—	3,500	7,000	14,000	—	—	—	23.91	324,698
	4/04/2007	—	—	—	—	—	—	—	20,000	23.74	23.91	177,908
	12/04/2007	—	—	—	—	—	—	—	50,000	22.11	21.84	394,170
	12/04/2007	—	—	—	—	—	—	25,000	—	—	21.84	552,625
	FY 2007	—	133,665	—	—	—	—	—	—	—	—	—
	FY 2007	—	133,665	—	—	—	—	—	—	—	—	—
John R. Van Zile	4/04/2007	—	—	—	2,150	4,300	8,600	—	—	—	23.91	199,457
	4/04/2007	—	—	—	—	—	—	—	9,000	23.74	23.91	80,059
	FY 2007	—	66,895	—	—	—	—	—	—	—	—	—
	FY 2007	—	66,895	—	—	—	—	—	—	—	—	—
George W. Off	4/04/2007	—	—	—	10,000	20,000	40,000	—	—	—	23.91	478,200
	4/04/2007	—	—	—	—	—	—	—	40,000	23.74	23.91	355,816
W. Craig Burns	4/04/2007	—	—	—	—	—	—	—	12,000	23.74	23.91	106,745

(1)	These amounts represent the target that could have been earned for 2007 pursuant to the annual incentive awards provided under the Omnibus Plan. The table sets forth separate target amounts for each officer, one for an earnings per share incentive award and the other is an individual performance incentives award. The individual performance incentive award contains multiple performance objectives, which are aggregated for this presentation. Actual amounts earned for 2007 are included in the “Summary Compensation Table” above. For additional information regarding these awards see “Executive Compensation Discussion and Analysis”.

(2)	The amounts shown reflect the threshold, target and maximum number of shares which may be granted pursuant to the performance share program. For additional information see “Performance Shares” above.

(3)	Amounts shown in All Other Stock Awards includes: (1) 20,000 restricted stock units awarded to Mr. van der Merwe that vest one-third each year over a 3 year period; (2) 3,000 restricted stock units awarded to Mr. Andrews that vest 20% each year over a 5 year period; (3) 7, 500 restricted stock units awarded to Mr. Andrews that vest one-third each year over a 3 year period; (4) 7, 500 restricted stock units awarded to Mr. Andrews that vest 20% each year over a 5 year period; (5) 12,000 restricted stock units awarded to Mr. Levin that vest over a 2 year period, 67% of the award vests in year 1 and 33% of the award vests in year 2; and (6) 25,000 restricted stock units awarded to Mr. Gremillet that vest one-third each year over a 3 year period.

(4)	All stock options issued vest one-third each year over a three year period commencing on the date of grant and have a term of 10 years except for the 500,000 options that were issued to Mr. van der Merwe on December 27, 2007. The 500,000 options that were issued to Mr. van der Merwe provide for three vesting instances: 60% on December 31, 2010; 20% on December 31, 2011; and

20% on December 31, 2012. The options also have a market condition. The market condition specifies that any unvested tranche will vest immediately as soon as the Company’s stock price exceeds 200% of the December 27, 2007, strike price of $22.71.

(5)	Option pricing is set using the average of the high and low market price on the day of grant. Mr. van der Merwe’s options that were issued on December 27, 2007, were valued using the close price on that day.

(6)	The value of a stock award or options is based on the fair value as of the date of grant of the award determined pursuant to FAS 123R. The valuation assumptions used to calculate these amounts are described in Note 8 to the Company’s Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ending December 30, 2007.

OUTSTANDING EQUITY AWARDS

The following table provides information on stock and options awards held by the NEOs as of December 30, 2007:

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
			Equity					Plan	Awards:
			Incentive					Awards:	Market
			Plan					Number of	or Payout
			Awards:				Market	Unearned	Value of
	Number of	Number of	Number of			Number of	Value of	Shares,	Unearned
	Securities	Securities	Securities			Shares or	Shares or	Units or	Shares,
	Underlying	Underlying	Underlying			Units of	Units of	Other	Units or
	Unexercised	Unexercised	Unexercised	Option		Stock that	Stock that	Rights	Other
	Options	Options	Unearned	Exercise	Option	have not	have not	that have	Rights
	(#)	(#)(1)	Options	Price	Expiration	Vested	Vested	not Vested	that have
Name	Exercisable	Unexercisable	(#)	$	Date	(#)(2)	($)	(#)(3)	not Vested
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	($)(j)

Robert P. van der Merwe	10,000	—	—	29.55	10/30/2017	—	—	—	—
	—	162,000	—	22.71	12/27/2017	—	—	—	—
	—	54,000	—	22.71	12/27/2017	—	—	—	—
	—	54,000	—	22.71	12/27/2017	—	—	—	—
	—	4,403	—	22.71	12/27/2017	—	—	—	—
	—	133,597	—	22.71	12/27/2017	—	—	—	—
	—	4,403	—	22.71	12/27/2017	—	—	—	—
	—	41,597	—	22.71	12/27/2017	—	—	—	—
	—	4,403	—	22.71	12/27/2017	—	—	—	—
	—	41,597	—	22.71	12/27/2017	—	—	—	—
	—	—	—	—	—	20,000	532,000	—	—
Raymond D. Andrews	—	3,000	—	23.74	4/04/2017	—	—	—	—
	—	1,500	—	23.74	4/04/2017	—	—	—	—
	10,000	—	—	17.51	8/01/2015	—	—	—	—
	1,441	3,241	—	28.89	2/17/2016	—	—	—	—
	359	359	—	28.89	2/17/2016	—	—	—	—
	—	9,375	—	22.75	12/11/2017	—	—	—	—
	—	5,625	—	22.75	12/11/2017	—	—	—	—
	—	—	—	—	—	3,000	79,800	—	—
	—	—	—	—	—	7,500	199,500	—	—
	—	—	—	—	—	7,500	199,500	—	—
	—	—	—	—	—	—	—	2,554	67,930
	—	—	—	—	—	—	—	4,365	116,109
John E. Davies, Jr.	24,480	—	—	9.68	3/20/2011	—	—	—	—
	25,520	—	—	9.68	3/20/2011	—	—	—	—
	7,788	—	—	12.84	2/19/2012	—	—	—	—
	9,911	—	—	7.56	6/09/2010	—	—	—	—
	—	3,334	—	23.74	4/04/2017	—	—	—	—
	52,361	—	—	13.09	11/01/2013	—	—	—	—
	54,781	—	—	19.16	8/17/2014	—	—	—	—
	11,667	—	—	16.94	4/01/2015	—	—	—	—
	3,500	3,498	—	28.89	2/17/2016	—	—	—	—
	—	3,502	—	28.89	2/17/2016	—	—	—	—
	—	5,833	—	16.94	4/01/2015	—	—	—	—
	5,219	—	—	19.16	2/17/2014	—	—	—	—
	7,639	—	—	13.09	5/01/2013	—	—	—	—
	—	1,666	—	23.74	4/04/2017	—	—	—	—
	8,889	—	—	7.56	12/09/2009	—	—	—	—
	5,400	—	—	9.78	2/03/2009	—	—	—	—
	17,212	—	—	12.84	2/19/2012	—	—	—	—
	—	—	—	—	—	—	—	4,966	132,086
	—	—	—	—	—	—	—	4,850	129,010
Per H. Levin	5,528	—	—	9.68	3/20/2011	—	—	—	—
	6,666	—	—	12.84	2/19/2012	—	—	—	—
	13,334	—	—	12.84	2/19/2012	—	—	—	—
	51,261	—	—	13.09	11/01/2013	—	—	—	—
	5,219	—	—	19.16	2/17/2014	—	—	—	—
	8,739	—	—	13.09	5/01/2013	—	—	—	—
	1,666	—	—	8.82	3/01/2009	—	—	—	—
	54,781	—	—	19.16	8/17/2014	—	—	—	—
	7,500	—	—	16.94	4/01/2015	—	—	—	—
	29,472	—	—	9.68	3/20/2011	—	—	—	—
	—	3,334	—	23.74	4/04/2017	—	—	—	—
	—	1,666	—	23.74	4/04/2017	—	—	—	—
	3,500	2,277	—	28.89	2/17/2016	—	—	—	—
	—	4,723	—	28.89	2/17/2016	—	—	—	—
	—	3,750	—	16.94	4/01/2015	—	—	—	—
	—	—	—	—	—	12,000	319,200	—	—
	—	—	—	—	—	—	—	4,966	132,086
	—	—	—	—	—	—	—	4,850	129,010

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
			Equity					Plan	Awards:
			Incentive					Awards:	Market
			Plan					Number of	or Payout
			Awards:				Market	Unearned	Value of
	Number of	Number of	Number of			Number of	Value of	Shares,	Unearned
	Securities	Securities	Securities			Shares or	Shares or	Units or	Shares,
	Underlying	Underlying	Underlying			Units of	Units of	Other	Units or
	Unexercised	Unexercised	Unexercised	Option		Stock that	Stock that	Rights	Other
	Options	Options	Unearned	Exercise	Option	have not	have not	that have	Rights
	(#)	(#)(1)	Options	Price	Expiration	Vested	Vested	not Vested	that have
Name	Exercisable	Unexercisable	(#)	$	Date	(#)(2)	($)	(#)(3)	not Vested
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	($)(j)

Bernard Gremillet	—	20,000	—	23.74	4/04/2017	—	—	—	—
	10,674	21,346	—	28.89	2/17/2016	—	—	—	—
	—	50,000	—	22.11	12/04/2017	—	—	—	—
	9,534	4,766	—	16.94	4/01/2015	—	—	—	—
	10,000	—	—	16.14	4/30/2014	—	—	—	—
	—	—	—	—	—	25,000	665,000	—	—
	—	—	—	—	—	—	—	3,320	88,309
	—	—	—	—	—	—	—	13,580	361,228
John R. Van Zile	19,926	—	—	15.06	7/28/2013	—	—	—	—
	5,074	—	—	15.06	1/28/2014	—	—	—	—
	5,219	—	—	19.16	2/17/2014	—	—	—	—
	24,781	—	—	19.16	8/17/2014	—	—	—	—
	—	5,666	—	16.94	4/01/2015	—	—	—	—
	11,334	—	—	16.94	4/01/2015	—	—	—	—
	—	2,639	—	28.89	2/17/2016	—	—	—	—
	2,500	2,361	—	28.89	2/17/2016	—	—	—	—
	—	4,170	—	23.74	4/04/2017	—	—	—	—
	—	4,830	—	23.74	4/04/2017	—	—	—	—
	—	—	—	—	—	—	—	3,547	94,347
	—	—	—	—	—	—	—	8,342	221,897
George W. Off	20,000	—	—	16.54	5/02/2012	—	—	—	—
	9,528	—	—	10.50	6/25/2012	—	—	—	—
	18,398	—	—	10.87	8/15/2012	—	—	—	—
	33,539	—	—	28.89	2/17/2016	—	—	—	—
	3,461	—	—	28.89	2/17/2016	—	—	—	—
	47,097	—	—	16.94	4/01/2015	—	—	—	—
	5,903	—	—	16.94	4/01/2015	—	—	—	—
	84,781	—	—	19.16	8/17/2014	—	—	—	—
	5,219	—	—	19.16	2/17/2014	—	—	—	—
	52,361	—	—	13.09	11/01/2013	—	—	—	—
	7,639	—	—	13.09	5/01/2013	—	—	—	—
	319,102	—	—	10.87	2/15/2013	—	—	—	—
	35,787	—	—	23.74	4/04/2017	—	—	—	—
	4,213	—	—	23.74	4/04/2017	—	—	—	—
	52,972	—	—	10.50	10/25/2012	—	—	—	—
W. Craig Burns	17,634	—	—	7.75	4/24/2010	—	—	—	—
	32,366	—	—	7.75	4/24/2010	—	—	—	—
	—	5,231	—	23.74	4/04/2017	—	—	—	—
	—	6,769	—	23.74	4/04/2017	—	—	—	—
	10,330	—	—	9.68	3/20/2011	—	—	—	—
	1,554	—	—	11.00	10/23/2008	—	—	—	—
	8,446	—	—	11.00	10/23/2008	—	—	—	—
	10,000	—	—	9.94	8/04/2008	—	—	—	—
	10,000	—	—	15.94	6/02/2008	—	—	—	—
	42,177	—	—	13.09	11/01/2013	—	—	—	—
	17,823	—	—	13.09	5/01/2013	—	—	—	—
	42,212	—	—	12.84	8/19/2012	—	—	—	—
	7,788	—	—	12.84	2/19/2012	—	—	—	—
	89,670	—	—	9.68	3/20/2011	—	—	—	—
	9,379	—	—	7.56	6/09/2009	—	—	—	—
	5,621	—	—	7.56	12/09/2009	—	—	—	—
	3,334	—	—	7.66	10/16/2009	—	—	—	—
	6,666	—	—	7.66	4/16/2009	—	—	—	—
	7,500	—	—	16.94	4/01/2015	—	—	—	—
	2,450	1,188	—	28.89	2/17/2016	—	—	—	—
	—	3,712	—	28.89	2/17/2016	—	—	—	—
	—	3,750	—	16.94	4/01/2015	—	—	—	—
	54,781	—	—	19.16	8/17/2014	—	—	—	—
	5,219	—	—	19.16	2/17/2014	—	—	—	—

(1)	All unexercisable stock options vest one-third each year over a three year period commencing on the date of grants except for the options that were issued to Mr. van der Merwe on December 27, 2007. Mr. van der Merwe’s options provide for three vesting instances: 60% on December 31, 2010; 20% on December 31, 2011; and 20% on December 31, 2012. The options also have a market condition. The market condition specifies that any unvested tranche will vest immediately as soon as the Company’s stock price exceeds 200% of the December 27, 2007, strike price of $22.71.

(2)	Shares or units of stock that have not vested include: (1) 20,000 restricted stock units awarded to Mr. van der Merwe that vest one-third each year over a 3 year period; (2) 3,000 restricted stock units awarded to Mr. Andrews that vest 20% each year over a 5 year period; (3) 7,500 restricted stock units awarded to Mr. Andrews that vest one-third each year over a 3 year period; (4) 7,500 restricted stock units awarded to Mr. Andrews that vest 20% each year over a 5 year period; (5) 12,000 restricted stock units awarded to Mr. Levin that vest over a 2 year period, 67% of the award vests in year 1 and 33% of the award vests in year 2; and (6) 25,000 restricted stock units awarded to Mr. Gremillet that vest one-third each year over a 3 year period.

(3)	Performance shares vest at the end of the designated performance period contingent upon the achievement of the specified performance measure. For additional information regarding these awards see “Performance Shares” in the “Compensation Discussion and Analysis” section.

OPTION EXERCISES AND STOCK VESTED IN 2007

The following table provides information about options exercised and restricted stock units that vested for the NEOs during fiscal year 2007:

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)(1)	(#)	($)(2)
(a)	(b)	(c)	(d)	(e)

Robert P. van der Merwe	—	—	—	—
Raymond D. Andrews	—	—	600	11,646
John E. Davies, Jr.	15,000	151,350	—	—
Per H. Levin	—	—	—	—
Bernard Gremillet	—	—	5,000	97,050
John R. Van Zile	—	—	3,000	58,230
George W. Off	—	—	54,996	1,462,894	(3)
W. Craig Burns	7,903	75,107	—	—

(1)	The reported dollar value is the difference between the option exercise price and the closing price of the underlying shares on the date of exercise multiplied by the number of shares covered by the option.

(2)	The reported value is based on the closing price on the date that the restricted stock unit vested multiplied by the number of units that vested.

(3)	The reported value realized on vesting is related to the accelerated vesting of long term incentive compensation awards in accordance with Mr. Off’s amended and restated employment agreement.

NON-QUALIFIED DEFERRED COMPENSATION 2007

The following table provides information regarding contributions, earnings and account balances for the NEOs in the Executive Deferred Compensation Plan for 2007.

	Executive	Registrant	Aggregate		Aggregate
	Contributions	Contributions	Earnings	Aggregate	Balance at
	in Last	in Last	in Last	Withdrawals/	Last Fiscal
	Fiscal Year	Fiscal Year	Fiscal Year	Distributions	Year-End
Name	($)(1)	($)(2)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Robert P. van der Merwe	—	—	—	—	—
Raymond D. Andrews	35,370	8,842	13,776	—	91,418
John E. Davies, Jr.	75,846	18,962	33,831	—	221,075
Per H. Levin	181,501	44,049	157,393	—	813,670
Bernard Gremillet	—	—	—	—	—
John R. Van Zile	119,635	30,103	150,058	—	717,013
George W. Off	46,050	11,513	326,695	—	1,377,302
W. Craig Burns	132,346	16,837	182,522	—	2,136,220

(1)	The contribution amounts reported represent deferrals of salary, bonus, and Non-equity Incentive Plan Awards, which were elected to be deferred into Company stock by the named executive. These amounts were earned during or prior to 2007, but the payments have been deferred and will be settled in Company stock at a future date. See “Deferred Compensation Plan” for more information related to this plan. Mr. Burns has an additional deferred compensation arrangement which is also represented in this table. The contributions related to the first plan amounted to $65,000 during 2007. The second plan is associated with a deferred compensation bonus awarded in 2002. There have been no contributions to the second plan during 2007.

(2)	The amounts reported represent a 25% company match on the compensation deferred by the named executive which will be settled in stock at a future date. This match vests one-third on December 31st for each of the subsequent two years with a third of the match vesting on December 31st on the year the match was contributed. For executives who are 55 years old or older, the match vests immediately. The match upon vesting will be settled in Company stock at a future date. Mr. Burns’ secondary plans do not have a company match.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Each of the NEOs is eligible to receive severance and other benefits upon certain terminations of employment and, in some cases, in connection with a Change in Control of the Company. The following charts summarize the payments and benefits that each NEO would be eligible to receive upon certain terminations of employment, assuming the termination or employment or Change in Control occurred on December 30, 2007. Summaries of the relevant employment agreements and severance policies follow the charts below.

Severance – Upon Expiration of Term of Employment Agreement

			Non-Equity	Accelerated	Continued
			Incentive Plan	Vesting	Benefit Plan
	Months	Severance	Compensation	of Options	Coverage
Name	Severance	($)(1)	($)(2)	($)(3)(4)	($)

Robert P. van der Merwe	24	1,700,000	—	—	—

(1)	Upon expiration of the term, a lump sum payment equal to two (2) times base salary as in effect as of the date of the expiration of the term.

(2)	Lump sum payment equal to the two year average of any other compensation received by Executive pursuant to any bonus or incentive plan during the immediately preceding two years, in addition to any other amounts due.

(3)	All stock options and stock awards granted during the six month period prior to expiration of the term of agreement will expire or be forfeited, immediately.

(4)	All other long term compensation and stock options will vest immediately upon expiration of the term.

Severance – Termination of Employment Agreement Without Cause or by Executive for Good Reason

			Non-Equity	Accelerated	Continued
			Incentive Plan	Vesting	Benefit Plan
	Months	Severance	Compensation	of Options	Coverage
Name	Severance	($)(1)	($)	($)	($)

Robert P. van der Merwe	36	2,556,538	—	1,699,000	—

(1)	Should the Company terminate without cause or should Executive resign for good reason during the term of the employment agreement, then he will receive within 45 days after termination an amount equal to all accrued but unpaid base salary through date of termination, plus a portion of his average annual incentive compensation prorated for the year through the date of termination plus an amount equal to 2 times his annual base salary as in effect prior to termination, plus an amount equal to fifty percent of the of base salary.

Severance – Termination During Term of Employment Agreement Without Cause

			Non-Equity	Accelerated	Continued
			Incentive Plan	Vesting	Benefit Plan
	Months	Severance	Compensation	of Options	Coverage
Name	Severance	($)	($)	($)	($)

Raymond D. Andrews	18	450,000	—	—	24,828
John E. Davies, Jr.	24	606,770	—	—	33,785
Per H. Levin	24	879,610	—	—	33,104
Bernard Gremillet	24	795,974	—	—	9,495
John R. Van Zile	18	401,369	—	—	16,299

Each of the other NEOs has an employment agreement or is covered by the Company’s termination policy “Termination Policy” for executives that the Board approved in February 2005. The contracts and Termination Policy provide that in the absence of “cause”, the Company may terminate an executive’s employment upon thirty (30) days written notice. In such event, subject to certain non-compete and confidentiality provisions, the executive will be entitled to receive the following: Line of Business Presidents and Executive Vice President, Geographies: 24 months, and 18 months for the other NEOs.

Severance – Following a Change in Control

			Non-Equity	Accelerated	Continued
			Incentive Plan	Vesting	Benefit Plan
	Months	Severance	Compensation	of Options	Coverage
Name	Severance	($)	($)	($)	($)

Robert P. van der Merwe	36	2,556,538	—	1,699,000	—
Raymond D. Andrews	27	675,000	—	549,518	37,242
John E. Davies, Jr.	36	910,155	—	70,672	50,678
Per H. Levin	36	1,319,415	—	369,750	49,657
Bernard Gremillet	36	1,193,961	—	992,840	14,242
John R. Van Zile	27	602,053	—	80,519	24,448

If an executive is terminated or properly terminates employment pursuant to a Change in Control as defined in the Policy the executive shall be entitled to receive the following: the base salary for a period equal to 1 1/2 times the severance payment period; any payment to which an executive may be entitled in accordance with the terms of any applicable bonus plan then existing; continued participation in welfare benefit plans of the Company for a period equal to 1 1/2 times the severance payment period; accelerated vesting in any stock options or similar equity incentive rights previously granted to Executive.

Mr. Levin has a written Employment Agreement that renews annually. Mr. Levin is bound to a non-competition provision for a period of twelve (12) months from the date his employment terminates. In the event of non- voluntary termination, for other than cause, Mr. Levin would receive the greater of the benefits under his Employment Agreement or the Company’s Termination Policy for Executives. Under his Employment Agreement he would receive as severance base salary and benefit continuation for twenty-four (24) months. Should a Change in Control of the Company take place, as defined in the Agreement, and his employment is terminated Mr. Levin would receive as severance benefits base salary continuation and various benefits for thirty-six (36) months.

Employment Agreement with Mr. van der Merwe

On December 27, 2007, the Company entered into an Employment Agreement with Mr. van der Merwe. The term of the Agreement began on December 27, 2007 and initially ends on December 31, 2010, after which the term of Mr. van der Merwe’s employment will be renewed for a two-year period ending on December 31, 2012, and thereafter for successive one-year periods ending on December 31 each year, unless Mr. van der Merwe or the Company gives a notice of termination at least six months before the end of an employment term. Under the agreement, Mr. van der Merwe is entitled to receive an annual base salary of $850,000 and participate in annual incentive compensation programs to be developed by the Board that will enable Mr. van der Merwe to earn incentive compensation up to a maximum of 150% of his base salary, subject to achievement of specified goals and objectives identified by the Board of Directors in consultation with Mr. van der Merwe. For 2008, Mr. van der Merwe will be entitled to a guaranteed minimum bonus equal to 50% of his base salary.

The Agreement also provides for a grant to Mr. van der Merwe of stock options under which he may purchase up to 500,000 shares of the Company’s common stock as well as a grant of 20,000 restricted stock units with respect to the Company’s common stock, in each case subject to terms and conditions set forth as applicable in the Agreement, the Company’s 2004 Omnibus Incentive Compensation Plan and the related equity award agreements. The stock options, which represent options issued under the Omnibus Plan exercisable for 230,000 shares as well as an employment inducement award of options exercisable for 270,000 shares, have an exercise price equal to $22.71 per share, the closing market price of the Company’s common stock on the date of grant, and shall vest, subject to Mr. van der Merwe’s continued employment, as follows: (i) 60% (300,000 shares) become exercisable on December 31, 2010; (ii) an additional 20% (100,000 shares) become exercisable on December 31, 2011; and (iii) the final 20% (100,000 shares) become exercisable on December 31, 2012. Vesting of the first 60% increment shall accelerate in the event of Mr. van der Merwe’s death or disability, the termination of his employment by the Company without cause, the termination of his employment by him for good reason, or upon a change in control of the Company on or before December 31, 2010, and vesting of the balance of the shares shall accelerate if one of the foregoing events occurs after December 31, 2010. In addition, all shares shall vest upon the first date on which the closing price per share of the Company’s common stock, as reported on the New York Stock Exchange, equals or exceeds 200% of the stock options’ exercise price. The RSUs will vest on

December 31, 2010, subject to acceleration in the event of Mr. van der Merwe’s death or disability, the termination of his employment by the Company without cause, the termination of his employment by him for good reason or upon a change in control of the Company. These equity awards are governed by an Incentive Stock Option Agreement, a Non-Incentive Stock Option Agreement, a Restricted Stock Unit Award Agreement and an Inducement Stock Option Agreement, each dated December 27, 2007, between the Company and Mr. van der Merwe (collectively, the “Award Agreements”). In addition to these equity grants, Mr. van der Merwe will receive annual long term compensation at the discretion of the Board of Directors under the Omnibus Plan and existing compensation practices, including stock options, long term incentive program (“LTIP”) awards, restricted stock awards, stock appreciation rights (“SARs”), or other awards as determined by the Board of Directors. For the year 2008, Mr. van der Merwe’s annual long term compensation shall consist of 60,000 stock options and 30,000 RSUs vesting in accordance with the terms applicable to his predecessor as CEO.

In the event that Mr. van der Merwe’s employment with the Company is terminated by the Company without cause, by him for good reason or due to the inability of the Company and Mr. van der Merwe to reach a mutual agreement to extend the term of the Agreement, Mr. van der Merwe will receive, in one lump sum payment, an amount equal to twice the sum of (i) his base salary then in effect and (ii) the two-year average of his incentive compensation in the immediately preceding two years, subject to additional adjustments provided in the Agreement.

Under the terms of Mr. van der Merwe’s employment agreement, should a change in control occur, the Company shall pay to Mr. van der Merwe, within forty-five (45) days after termination, a cash payment in an amount equal to (i) all accrued but unpaid Base Salary through the date of termination of employment, plus (ii) a portion of the Average Annual Incentive Compensation pro-rated for the year through the date of termination, plus (iii) the Multiplier times the Compensation Amount. The Multiplier is defined as two (2). The Compensation Amount is defined as the sum of (i) the annual Base Salary of Executive as in effect immediately prior to Executive’s termination of employment, and (ii) the Average Annual Incentive Compensation. The Average Annual Incentive Compensation shall be a cash payment determined as follows: (i) if the termination occurs on or before December 31, 2008, the Average Annual Incentive Compensation shall be deemed to equal fifty percent (50%) of Base Salary; (ii) if the termination occurs between January 1, 2009 and December 31, 2009, the Average Annual Incentive Compensation shall be the actual amount of Annual Incentive Compensation earned for the preceding calendar year; (iii) if the termination occurs on or after January 1, 2010, the Average Annual Incentive Compensation shall be the average of the Annual Incentive Compensation earned for the two preceding calendar years. For purposes of determining the Average Annual Incentive Compensation earned by Executive in any past year, any non-cash compensation awarded to Executive shall be included as annual incentive compensation only if specifically designated as such by the Board of Directors, and such non-cash compensation shall be valued by such method as the Board of Directors in its discretion shall determine, which may be the manner in which such compensation is valued for proxy reporting purposes.

Should a change in control occur all Stock Options will vest as follows: Three Hundred Thousand (300,000) shares which vest at the end of the Initial Term shall become 100% vested and (ii) 200,000 Stock Options shall become 100% vested upon Executive’s Qualifying Termination after the Initial Term. In addition, to the extent that Stock Options remain unvested and have not been forfeited, the vesting of the Stock Options shall be accelerated and the Stock Options shall become fully exercisable as of the first date on which the closing price per share of the Company’s common stock, as reported on the New York Stock Exchange, equals or exceeds two hundred percent (200%) of the exercise price of the Stock Options.

Should a change in control occur all Stock Options will vest as follows: Three Hundred Thousand (300,000) shares which vest at the end of the Initial Term shall become 100% vested and (ii) 200,000 Stock Options shall become 100% vested upon Executive’s Qualifying Termination after the Initial Term. In addition, to the extent that Stock Options remain unvested and have not been forfeited, the vesting of the Stock Options shall be accelerated and the Stock Options shall become fully exercisable as of the first date on which the closing price per share of the Company’s common stock, as reported on the New York Stock Exchange, equals or exceeds two hundred percent (200%) of the exercise price of the Stock Options.

Additionally, 20,000 RSUS granted to Mr. van der Merwe under his employment agreement will become 100% vested upon a change in control.

The Company has established certain severance arrangements (including benefits upon a change in control) for its NEOs (see tables below). The Company’s policies on severance are intended to provide fair and equitable compensation in the event of severance of employment. For change in control situations, the policy helps to ensure that NEOs will undertake transactions and other corporate actions that may be in the Company’s and shareholders’ best interests, but may lead to the termination of the NEOs’ employment. By providing severance upon a Change in Control, the Company intends to give the executive compensation that is sufficient to mitigate the risk of loss of employment and make him or her willing to undertake a transaction. The severance amounts are balanced against the Company’s need to be responsible to its shareholders and preserve the assets of the Company.

The Company’s provisions on severance include:

•	Levels of severance that are competitive with the market; for executives the total amount of severance is directly tied to the length of a corresponding noncompete period;
•	A policy that reasonably protects the executive in the event of termination and provides predictability of payments to the Company;
•	Upon a Change in Control, a requirement that an executive actually be terminated, or who terminates for good reason, in order to receive severance. The Company’s policies for this reflect that an executive should face a true economic loss before severance is collected;
•	Executive severance policy, the purpose of which is to provide a fair framework in the event of the termination of employment of executives for reasons other than for cause. The policy does not apply to executives who voluntarily terminate or who are terminated for cause.

If Executive is terminated or properly terminates employment pursuant to a Change in Control as defined in the Policy the executive will be entitled to receive the following:

•	The Base Salary for a period equal to 1 1/2 times the Severance Payment Period;
•	Any payment to which Executive may be entitled in accordance with the terms of any applicable Bonus Plan then existing;
•	Continued participation in welfare benefit plans of the Company;
•	Accelerated vesting in any stock options or similar equity incentive rights previously granted to Executive.

Employment Agreements with Mr. Levin and Mr. Davies

Mr. Levin and Mr. Davies have written employment agreements that renew annually. They are both bound to a non-competition provision for a period of twelve (12) months from the date their employment terminates. In the event of non- voluntary termination, for other than cause, each executive would receive the greater of the benefits under his employment agreement or the Company’s Termination Policy for executives. Under their employment agreements each executive would receive as severance base salary and benefit continuation for twenty-four (24) months. Should a Change in Control of the Company take place, as defined in the employment agreements, and the executive terminates his employment generally due to an assignment of substantially inconsistent duties, relocation of the executive’s principal office by more than thirty (30) miles or a reduction in base salary, the executive would receive as severance benefits base salary continuation and various benefits for thirty-six (36) months.

Other NEO Severance Arrangements and Employment Agreements

Each of the other Named Executive Officers is covered by the Company’s Termination Policy for Executives which the Board approved in February 2005. The contracts and Policy provide that in the absence of “cause”, the Company may terminate an Executives’ employment upon thirty (30) days written notice. In such event, subject to certain non-compete and confidentiality provisions, Executive shall be entitled to receive continued benefits and severance payments for the following severance payment periods: Executive Vice President/President — 24 months; Senior Vice President — 18 months; and Vice President or General Manager — 12 months.

If the executive is terminated or properly terminates employment pursuant to a Change in Control (as defined in the Termination Policy) the executive will be entitled to receive the following severance benefits:

•	Continued payments of base salary (as in effect immediately prior to termination) for a period of 1 1/2 times the severance payment period ;
•	Any payment to which the executive may be entitled in accordance with the terms of any applicable Bonus Plan then existing;
•	Continued participation in the welfare benefit plans maintained by the Company for a period equal to 1 1/2 times the severance payment period; and
•	Accelerated vesting in any stock options or similar equity incentive rights previously granted to the executive.

AUDIT COMMITTEE REPORT

The Audit Committee provides the following report with respect to the Company’s audited financial statements for the fiscal year ended December 30, 2007 and the respective financials statements for fiscal years 2006 and 2005.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company has an internal audit staff, which performs testing of internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The

Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has sole responsibility for selecting the Company’s independent auditors.

The Audit Committee has reviewed and discussed with management the Company’s fiscal 2007 audited financial statements. The Audit Committee has discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 and 90. The Audit Committee has received the written disclosures and letter from PricewaterhouseCoopers required by Independence Standards Board No. 1, relating to the auditors’ independence from the Company and its related entities, and has discussed with the auditors their independence from the Company.

The Audit Committee operates under a charter which is available on the Company’s website at www.checkpointsystems.com. In addition to being “independent” directors within the meaning of the New York Stock Exchange listing standards, as currently in effect, all members of the Audit Committee satisfy the heightened independence standards under the SEC rules, as currently in effect. Mr. Babich serves on the audit committee of Teleflex, Inc. Mr. Elliott serves as chairman of the audit committee of Wilmington Trust Corp. and serves on the audit committee of QSGI, Inc. The Board has determined that such simultaneous audit committee service would not impair the ability of such directors to effectively serve on the Company’s Audit Committee.

Based on, and in reliance upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended December 30, 2007 be included in the Company’s Annual Report on Form 10-K for the year ended December 30, 2007.

The foregoing report submitted by:

William S. Antle, III
George Babich, Jr.
R. Keith Elliott
Jack W. Partridge, Chairman
Sally Pearson

The foregoing Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT AUDITORS

Audit Fees

Aggregate fees for professional services rendered by Pricewaterhouse Coopers (“PwC”) in connection with its audit of the Company’s consolidated financial statements for the year ended December 30, 2007, and its reviews of the Company’s unaudited condensed consolidated interim financial statements was $2.5 million. For the year ended December 31, 2006, the amount was $3.2 million.

Audit-Related Fees

The Company did not engage PwC for services in either of its last two fiscal years.

Tax Fees

In addition to the fees described above, the Company engaged PwC to perform various tax compliance services and tax consulting for the Company for the year ended December 31, 2006. The annual fees related to these tax related professional services were $44,000 during fiscal year 2006. No tax compliance services and tax consulting fees were incurred during fiscal 2007.

All Other Fees

The Company did not engage PwC for services other than those described above in either of its last two fiscal years.

Pre-Approval Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by PwC. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by PwC. Under the policy, pre-approval is generally provided for 12 months unless the Audit Committee specifically provides for a different period, and any pre-approval must be detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also approve particular services on a case-by-case basis. For each proposed service, PwC must provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by PwC. All of the Audit, Audit-Related and Tax Fees described above were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth certain information respecting the holdings of the parties who were known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company as of April 17, 2008. The parties named below have sole voting power and sole investment power with respect to the shares indicated as beneficially owned, except where otherwise indicated.

	Amount and Nature
	of Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership	Common Stock

Westport Asset Management, Inc.(1)	3,983,384	10.2
253 Riverside Avenue Westport, Connecticut 06880
Shapiro Capital Management Company, Inc.(2)	3,820,746	9.61
3060 Peachtree Road, Suite 1555 N.W. Atlanta, GA 30305
Earnest Partners, LLC(3)	3,361,262	8.5
75 Fourteenth Street, Suite 2300 Atlanta, GA 30309
Barclay’s Global Investors, NA(4)	2,300,660	5.79
45 Fremont Street San Francisco, CA 94105

(1)	As reported on Schedule 13G filed with the SEC on January 31, 2008.

(2)	As reported on Schedule 13G filed with the SEC on February 8, 2008.

(3)	As reported on Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on February 13, 2008.

(4)	As reported on Schedule 13G filed with the SEC on February 5, 2008.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows the number of shares of Checkpoint Common Stock owned by each director, the Company’s Chief Executive Officer, and the other named executive officers and the executive officers and directors as a group as of April 17, 2008. Each person named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise stated. The total number of shares outstanding as of April 17, 2008 was 39,647,679.

	Amount and Nature	Percent of
Name and Address of	of Beneficial	Common
Beneficial Owner	Ownership(1)(2)	Stock

William S. Antle, III(3)	93,625	*
George Babich, Jr.(4)	18,750	*
Harald Einsmann(5)	30,750	*
R. Keith Elliott(6)	77,681	*
Alan R. Hirsig(7)	81,929	*
Jack W. Partridge(8)	67,750	*
Sally Pearson(9)	62,216	*
Raymond D. Andrews(10)	36,592	*
John E. Davies, Jr.(11)	258,540	*
Bernard Gremillet(12)	104,458	*
Per Levin(13)	239,348	*
Robert P. van der Merwe(14)	83,687	*
John R. Van Zile(15)	123,030	*
W. Craig Burns(16)	121,907	*
George W. Off(17)	775,235	1.96
All Directors and Officers as a Group (15 persons)	2,175,498	5.49

*	Less than one percent

(1)	Unissued shares subject to options exercisable by a particular beneficial owner within 60 days of April 4, 2008 are deemed to be outstanding for the purpose of calculating the percent of Common Stock beneficially owned by such beneficial owner.

(2)	Phantom stock units are convertible into Common Stock pursuant to the deferral provisions of the Deferred Compensation Plan. The units do not have voting rights and are convertible into Common Shares upon termination of the individual.

(3)	Includes options to purchase 42,000 shares of Common Stock, 8,750 Restricted Stock Units and 19,563 Phantom Stock Units.

(4)	Includes of options to purchase 10,000 shares of Common Stock and 8,750 Restricted Stock Units.

(5)	Includes of options to purchase 22,000 shares of Common Stock and 8,750 Restricted Stock Units.

(6)	Includes options to purchase 42,000 shares of Common Stock, 8,750 Restricted Stock Units and 23,931 Phantom Stock Units.

(7)	Includes options to purchase 22,000 shares of Common Stock, 8,750 Restricted Stock Units and 41,879 Phantom Stock Units.

(8)	Includes options to purchase 52,000 shares of Common Stock. And 8,750 Restricted Stock Units.

(9)	Includes options to purchase 37,000 shares of Common Stock, 8,750 Restricted Stock Units and 16,466 Phantom Stock Units.

(10)	Includes options to purchase 11,767 shares of Common Stock, 19,200 Restricted Stock Units and 3,825 Phantom Stock Units.

(11)	Includes options to purchase 245,367 shares of Common Stock and 9,680 Phantom Stock Units.

(12)	Includes options to purchase 52,314 shares of Common Stock and 40,000 Restricted Stock Units.

(13)	Includes options to purchase 196,583 shares of Common Stock, 12,000 Restricted Stock Units and 30,765 Phantom Stock Units.

(14)	Includes options to purchase 10,000 shares of Common Stock and 20,000 Restricted Stock Unit and 3,687 Phantom Stock Units.

(15)	Includes options to purchase 80,000 shares of Common Stock, 9,000 Restricted Stock Units and 28,030 Phantom Stock Units.

(16)	Includes 15,885 Phantom Stock Units.

(17)	Includes options to purchase 659,216 shares of Common Stock and 57,134 Phantom Stock Units.

(18)	See footnotes 11 and 16 above. Total shown includes 10,744 shares held by the custodian of the ESPP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and certain persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such forms, we believe that all required Section 16(a) reports during the fiscal year ended December 30, 2007, were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We review all relationships and transactions between the Company and its subsidiaries and related persons to determine whether such persons have a direct or indirect material interest. Related persons include any director, nominee for director, officer or their immediate family members. Although we do not have a written policy governing such transactions, the Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As part of this process, and pursuant to our Audit Committee’s charter, the Audit Committee reviews our policies and procedures with respect to related person transactions. These policies and procedures have been communicated to, and are periodically reviewed with, our directors and executive officers, and the Audit Committee documents in its minutes any actions that it takes with respect to such matters. Under SEC rules, transactions that are determined to be directly or indirectly material to the Company, its subsidiaries or a related person are required to be disclosed in the Company’s Proxy Statement. In the course of reviewing a related party transaction, the Company considers (a) the nature of the related person’s interest in the transaction, (b) the material terms of the transaction, (c) the importance of the transaction to the related person and the Company or its subsidiaries, (d) whether the transaction would impair the judgment of a director or officer to act in the best interest of the Company, and (e) any other matters deemed appropriate.

Based on the information available to us and provided to us by our directors and officers, we do not believe that there were any such material transactions in effect since December 30, 2007, or any such material transactions proposed to be entered into during 2008.

SUBMISSION OF PROPOSALS FOR THE 2009 ANNUAL MEETING

Shareholders of the Company are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the SEC and the Company’s By-Laws. If the date of the 2009 Annual Meeting of Shareholders is advanced or delayed more than 30 days from June 5, 2009, shareholder proposals intended to be included in the proxy statement for the 2009 annual meeting must be received by the Company within a reasonable time before the Company begins to print and mail its proxy materials for the 2009 annual meeting. Upon any determination that the date of the 2009 annual meeting will be advanced or delayed by more than 30 days from the date of the 2008 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q. Should a shareholder wish to have a proposal considered for inclusion in the proxy statement for the Company’s 2007 Annual Meeting, the proposal must be received at the Company’s offices no later than December 26, 2008.

In connection with the Company’s 2009 Annual Meeting, if the shareholders’ notice is not received by the Company on or before March 11, 2009, the Company (through management proxy holders) may exercise discretionary voting authority when the proposal is raised at the annual meeting without any reference to the matter in the proxy statement. However, if the date of the 2009 Annual Meeting of Shareholders has been changed by more than 30 days from the date of the 2008 annual meeting, the recommendation must be received a reasonable time before the Company begins to print and mail its proxy material for the 2009 annual meeting.

All shareholder proposals and notices should be directed to the Secretary of the Company at 101 Wolf Drive, Thorofare, New Jersey 08086.

COST OF SOLICITATION

The Company pays for distributing and soliciting proxies and reimburses brokers, nominees, fiduciaries and other custodian’s reasonable fees and expenses in forwarding proxy materials to shareholders. The Company is not using an outside proxy solicitation firm this year, but employees of the Company or its subsidiaries may solicit proxies through mail, telephone or other means. Employees do not receive additional compensation for soliciting proxies.

HOUSEHOLDING

The SEC permits companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. The Company is not householding materials for our shareholders in connection with the Annual Meeting; however, the Company has been informed that certain intermediaries will household proxy materials.

If you wish to have only one annual report and proxy statement delivered to your address you can:

•	Contact us by calling (856) 848-1800 Ext. 3370 or by writing to Checkpoint Systems, Inc., 101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086, Attention: Corporate Secretary, to request a separate copy of the annual report and proxy statement for the Annual Meeting and for future meetings or you can contact your broker to make the same request.
•	Request delivery of a single copy of annual reports or proxy statements from your broker if you share the same address as another shareholder.

ANNUAL REPORT ON FORM 10-K

The Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K and Proxy Statement as filed with the Securities and Exchange Commission, on written request. Written requests should be directed to the Secretary of the Company at 101 Wolf Drive, Thorofare, New Jersey 08086.

The Company’s internet website is www.checkpointsystems.com. Investors can obtain copies of the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act as soon as reasonably practicable after the Company has filed such materials with, or furnished them to, the Securities and Exchange Commission.

A copy of our 2007 Annual Report on Form 10-K and 2008 Proxy Statement may be obtained without charge upon written request to the Company Secretary at 101 Wolf Drive, Thorofare, New Jersey 08086 or by accessing our Internet website at www.checkpointsystems.com.

The Company has posted the Code of Ethics, the Governance Guidelines and each of the Committee Charters on its website at www.checkpointsystems.com, and will post on its website any amendments to, or waivers from, the Code of Ethics applicable to any of its directors or executive officers. The foregoing information will also be available in print upon request.

OTHER BUSINESS

The Board knows of no other business for consideration at the meeting. If any matters not specifically set forth on the proxy card and in this Proxy Statement properly come before the Meeting, the persons named in the enclosed proxy will vote or otherwise act, on your behalf, in accordance with their reasonable business judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

John R. Van Zile
Senior Vice President,
General Counsel and Corporate Secretary

CHECKPOINT SYSTEMS, INC.
ANNUAL MEETING OF SHAREHOLDERS — JUNE 5, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of CHECKPOINT SYSTEMS, INC. (the “Company”), revoking all previous proxies, hereby appoints John R. Van Zile and Raymond D. Andrews, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held on Thursday, June 5, 2008, at 9:00 a.m., at The Ritz Carlton Philadelphia, Ten Avenue of the Arts, Philadelphia, Pennsylvania, and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote.
(Continued and to be Signed on Reverse Side)

☑	Please Mark Your Votes As In This Example
1.	Election of Class II Directors
☐	FOR all of the nominees for Class II Director listed, (except as marked to the contrary below)

☐	WITHHOLD AUTHORITY To vote for all nominees
NOMINEES:
Harald Einsmann
Jack W. Partridge
Robert P. van der Merwe
☐ For, except vote withheld from the following nominee:
2.	☐ FOR the ratification of the appointment of PricewaterhouseCoopers (“PWC”) as the independent registered public accounting firm of the Company for the fiscal year ending December 28, 2008

3.	To transact such other business as may properly come before the Meeting.
UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY YOUR RETURNED EXECUTED PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR THE CLASS II DIRECTORS.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CHECKPOINT SYSTEMS, INC.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)	DATE

SIGNATURE(S)	DATE

NOTE: Please sign this Proxy exactly as name(s) appear in the address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. If the shareholder is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is held in the name of two or more persons, all such persons should sign.